UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Bio-Path Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Bio-Path Holdings, Inc.

4710 Bellaire Boulevard, Suite 210
Bellaire, Texas 77401

____________, 2017

TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2017 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, December 21, 2017 at 4:00 p.m., Central Standard Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380. A Notice of the Annual Meeting, Proxy Statement and Form of Proxy are enclosed with this letter.

We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in our business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope or follow the instructions on the accompanying proxy card to vote via the Internet. We urge you to vote regardless of whether you expect to attend the Annual Meeting so that we may ensure that a quorum is present.

We look forward to seeing you on December 21, 2017.

Sincerely,

/s/ Peter H. Nielsen

Peter H. Nielsen
Chairman and Chief Executive Officer

BIO-PATH HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 21, 2017

The Annual Meeting of Stockholders (the “Annual Meeting”) of Bio-Path Holdings, Inc. (the “Company”) will be held on December 21, 2017 at 4:00 p.m., Central Standard Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380. The Annual Meeting is being held for the following purposes:

1.	To elect four (4) directors, each to serve until the 2018 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.	To approve the Company’s 2017 Stock Incentive Plan;

3.	To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined by the Board;

4.	To ratify and approve the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 30, 2017 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s offices at 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 for at least ten (10) days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. If you received a hard copy of the proxy materials by mail, you may vote your shares by proxy using one of the following methods: (i) vote via the Internet; or (ii) mark, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope as promptly as possible. If you hold your shares through an account with a bank, broker or similar organization, please follow the instructions you receive from the holder of record to vote your shares.

If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person. In order to be able to have your vote counted at the Annual Meeting, you need to have written documentation that you are a record holder or, if you own your shares through a brokerage or other type account, written documentation from the account holder that you are the beneficial owner of the shares you are voting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Peter H. Nielsen
Chairman and Chief Executive Officer

Houston, Texas
____________, 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on
December 21, 2017

This Proxy Statement, Form of Proxy and the Bio-Path Holdings, Inc. Annual Report
on Form 10-K for the Fiscal Year Ended December 31, 2016 Are Available At:
http://www.biopathholdings.com/sec-filings/

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BIO-PATH HOLDINGS, INC.
4710 Bellaire Boulevard, Suite 210
Bellaire, Texas 77401

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 21, 2017

Bio-Path Holdings, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy card in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders to be held on December 21, 2017 at 4:00 p.m., Central Standard Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders of the Company on or about ____________, 2017.

The Annual Meeting is being held for the following purposes, as more fully described in this Proxy Statement:

1.	To elect four (4) directors, each to serve until the 2018 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.	To approve the Company’s 2017 Stock Incentive Plan;

3.	To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined by the Board;

4.	To ratify and approve the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Holders

You may own common stock of the Company either (i) directly in your name, in which case you are the record holder of such shares, or (ii) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder. If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such record holder.

Quorum and Voting

Only holders of the Company’s common stock as of the close of business on October 30, 2017 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company indirectly through a broker, bank or other nominee (sometimes known as holding shares in “street name”) may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were ____________ shares of common stock of the Company issued and outstanding.

We must have a “quorum” to conduct business at the Annual Meeting. In order for there to be a quorum at the Annual Meeting, a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy. Stockholders of record who are present at the Annual Meeting in person or by proxy, including those who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, will be included in the number of stockholders present at the Annual Meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement or by following the instructions described below under the heading “Voting Instructions.” All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

For shares held in “street name” through a broker or other nominee, the broker or nominee is generally required to vote such shares in the manner directed by its customer. In the absence of timely customer direction, the broker or nominee is permitted to exercise voting discretion only with respect to “routine” matters to be acted upon, and is not permitted to exercise voting discretion with respect to “non-routine” matters. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposal One and Proposal Two are considered “non-routine” matters. Proposal Three and Proposal Four are considered “routine” matters.

Required Votes; Effect of Abstentions and Broker Non-Votes

Proposal One: The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. The four nominees receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors for a term ending upon the 2018 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. A properly executed proxy marked “Withhold Authority” with respect to election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The proxies cannot be voted for a greater number of persons than four.

Proposal Two: The affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on Proposal Two which are present in person or by proxy at the Annual Meeting will be required for approval of Proposal Two. A properly executed proxy marked “Abstain” with respect to Proposal Two will not be voted with respect to Proposal Two, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote. Broker non-votes will have no effect and will not be counted in determining the number of shares necessary for approval, but will be counted for purposes of determining whether there is a quorum.

Proposal Three: The affirmative vote of the outstanding shares entitled to vote will be required for approval of Proposal Three. A properly executed proxy marked “Abstain” with respect to Proposal Three will not be voted with respect to Proposal Three, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Proposal Three is considered a “routine” matter. As such, brokerage firms will have authority to vote customers’ unvoted shares held by the firms in “street name” on Proposal Three.

Proposal Four: The affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on Proposal Four which are present in person or by proxy at the Annual Meeting will be required for approval of Proposal Four. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement; however, our Board is submitting the selection of BDO to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of BDO, the Audit Committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A properly executed proxy marked “Abstain” with respect to Proposal Four will not be voted with respect to Proposal Four, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote. Proposal Four is considered a “routine” matter. As such, brokerage firms will have authority to vote customers’ unvoted shares held by the firms in “street name” on Proposal Four.

Proxies

If you follow the voting instructions under the heading “Voting Instructions” below, your shares will be voted at the Annual Meeting in accordance with the instructions specified in your proxy card. If you submit a proxy card but do not specify in your proxy card how your shares are to be voted, your shares will be voted as follows: (i) FOR the election of the four (4) nominees to the Board listed in the proxy, unless the authority to vote for the election of such nominees is withheld or if no contrary instructions are given; (ii) FOR the approval of the Company’s 2017 Stock Incentive Plan; (iii) FOR the approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined by the Board; and (iv) FOR the ratification and approval of the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Revocation of Proxy

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 or (ii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the Annual Meeting.

Voting Instructions

You are entitled to one vote at the Annual Meeting for each share of common stock of the Company you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the Annual Meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company as of the Record Date. You will also need to follow any specific instructions contained in the voting instruction card you received from your broker or other nominee.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Voting via the Internet or by telephone. Many stockholders who hold their shares through a broker or other nominee may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker or other nominee and follow the instructions that have been provided for Internet or telephone voting on that card. Stockholders of record may vote via the Internet by following the instructions contained in the proxy card.

Holders of shares of common stock are not entitled to cumulative voting rights.

Solicited by Board; Costs

The proxy card accompanying this Proxy Statement is solicited by the Board.

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies by any process other than by mail.

Householding Matters

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement either now or in the future, please contact our transfer agent, American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue Brooklyn, NY 11219, Telephone: (800) 937-5449. Upon written request, the Company will provide a separate copy of this Proxy Statement. In addition, stockholders sharing an address can request delivery of a single copy of Proxy Statements if you are receiving multiple copies upon written request to our Corporate Secretary at the address stated above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding shares of our common stock beneficially owned at October 18, 2017 by: (i) each of our named executive officers (“NEOs”) and directors; (ii) all NEOs and directors as a group; and (iii) each person known by us to beneficially own 5% or more of the outstanding shares of our common stock. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Peter H. Nielsen (1) (2)	8,394,435	8.13%
Ulrich W. Mueller (1)(3)	336,413	*
Douglas P. Morris (1) (4)	3,314,294	3.26%
Heath W. Cleaver (1) (5)	51,563	*
Mark P. Colonnese (1)	-	*
All executive officers and directors as a group (6)	11,760,292	11.20%

*Less than 1%

(1)	These are our NEOs and directors.

(2)	Includes 5,164,433 shares owned of record and 3,230,002 shares issuable upon the exercise of options that are that are exercisable within 60 days.

(3)	All 336,413 shares are issuable upon the exercise of options that are exercisable within 60 days. Dr. Mueller resigned from his positions as Chief Operating Officer and Secretary on September 5, 2017.

(4)	Includes 1,680,383 shares issuable upon the exercise of options that are that are exercisable within 60 days. Also includes 1,609,811 shares held by Hyacinth Resources, LLC and 24,100 shares held by Sycamore Ventures, LLC. Mr. Morris disclaims beneficial ownership of the shares held by Sycamore Ventures, LLC except to the extent of his pecuniary interest therein.

(5)	All 51,563 shares are issuable upon the exercise of options that are that are exercisable within 60 days.

(6)	Includes 6,798,344 shares owned of record and 4,961,948 shares issuable upon the exercise of options currently exercisable or that will be exercisable within 60 days. Excludes shares beneficially owned by Dr. Mueller. Dr. Mueller was not an executive officer as of October 18, 2017.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of the four (4) directors to serve until the Annual Meeting of Stockholders in 2017 or until their successors have been duly elected and qualified. We currently have nominated four (4) directors, two of which we consider to be “independent directors” as defined under the listing standards of the NASDAQ Stock Market (“NASDAQ”).

As previously reported, on August 11, 2017, as a result of the departure of two directors of the Company as described in our Current Report on Form 8-K filed on August 16, 2017, the Company is not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) regarding the composition of the Board and the Company’s audit committee (the “Audit Committee”), respectively, because a majority of the Board is not comprised of independent directors and the Audit Committee is not comprised of three independent directors. Also as previously reported, the Listing Qualifications Department of NASDAQ has granted the Company a cure period of until February 6, 2018 to regain compliance with such rules. In order to regain compliance with such rules, we intend to add one additional independent director with the background and experience that we believe would be helpful to our operations and future growth.

The Board, with the recommendation of the Nominating/Corporate Governance Committee, has unanimously nominated Peter H. Nielsen, Heath W. Cleaver, CPA, Mark P. Colonnese and Douglas P. Morris for election to the Board at the Annual Meeting. The nominees have indicated that they are willing and able to serve as directors. If a nominee becomes unable or unwilling to serve, the accompanying proxy card may be voted for the election of such other person as shall be designated by the Board. The nominated directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of each of the nominees for director.

Nominees for Directors

The name, age, principal occupation, and other information highlighting the particular experience, qualification, attributes and skills that support the conclusion of the Nominating/Corporate Governance Committee that such nominee for director should serve as a director of the Company are set forth below.

Name	Age	Position	Year First Became Director	Term Expires on the Annual Meeting held in the Year

Peter H. Nielsen	68	Chief Executive Officer; President; Chief Financial Officer; Treasurer; Chairman of the Board; and Director	2008	2017
Heath W. Cleaver, CPA	44	Director	2014	2017
Mark P. Colonnese	62	Director	2017	2017
Douglas P. Morris	62	Director; Secretary	2008	2017

Peter H. Nielsen. Mr. Nielsen co-founded Bio-Path and has served as Bio-Path’s President, Chief Executive Officer, Chief Financial Officer/Treasurer and Chairman of the Board since 2008. At the time of Bio-Path’s establishment in 2007, Mr. Nielsen licensed technology and targets from The University of Texas, MD Anderson Cancer Center and coordinated preclinical development, optimization and manufacturing of Bio-Path’s lead drug candidate, prexigebersen. Over the next ten years, Mr. Nielsen led the clinical advancement of prexigebersen into Phase II studies, the introduction of additional pipeline candidates and the Company’s public market debut. Prior to co-founding Bio-Path, Mr. Nielsen worked with several other companies, leading turnarounds and developing and executing on strategies for growth. In addition to his service as a director of Bio-Path, Mr. Nielsen currently serves as a director of Synthecon, Inc., a company developing 3D cell culture technology. Before entering the biotechnology sector, Mr. Nielsen was a lieutenant in the U.S. Naval Nuclear Power program where he was director of the physics department and was employed at Ford Motor Company in product development. Mr. Nielsen has a broad background in senior management and has significant negotiating experience. He holds engineering, mathematics and M.B.A. finance degrees from the University of California at Berkeley.

Heath W. Cleaver, CPA. Mr. Cleaver has served as a director of Bio-Path since 2014. Since July 2017, Mr. Cleaver has served as the Chief Financial Officer of Compressor Engineering Corporation, a privately-held independent manufacturer of engine and compressor replacement parts. Mr. Cleaver was previously a consultant providing turn-around management and capital raising services to companies in the oil and gas service sector from 2016 to 2017. From 2015 to 2016, Mr. Cleaver served as the Chief Financial Officer of Global Fabrication Services, Inc. In 2014, Mr. Cleaver served as Chief Financial Officer at Tarka Resources, Inc. From 2011 until 2014, Mr. Cleaver served as Chief Financial Officer of Porto Energy Corp. From 2010 until 2011, Mr. Cleaver served as Chief Accounting Officer of Porto Energy Corp. Mr. Cleaver served as Corporate Controller and then as Vice President and Chief Accounting Officer for BPZ Energy from 2006 to 2010. Beginning in 1997 through 2004, Mr. Cleaver served in various accounting roles, including Financial Controller, at Horizon Offshore Contractors, Inc. Mr. Cleaver is a Certified Public Accountant in the state of Texas and holds a Bachelor’s Degree in Business Administration - Accounting from Texas A&M University.

Mark P. Colonnese. Mr. Colonnese was appointed by the Board as a director on July 13, 2017. Since 2015, Mr. Colonnese has served as Executive Vice President & Chief Financial Officer of Aviragen Therapeutics, Inc., a NASDAQ-listed biotechnology company focused on the discovery and development of direct-acting antivirals to treat infections that have limited therapeutic options and affect a significant number of patients globally. Mr. Colonnese previously served as Chief Financial Officer of Stealth Biotherapeutics Inc. from 2014-2015 and as Executive Vice President & Chief Financial Officer of Transgenomic, Inc. from 2012-2014. From 1999-2012, Mr. Colonnese served in various roles at Salutria Pharmaceuticals, LLC and its predecessor company, AtheroGenics, Inc., including as Executive Vice President; Commercial Operations and Chief Financial Officer, and Senior Vice President, Finance and Administration. Mr. Colonnese holds a B.S. magna cum laude in Accounting from Ithaca College and an M.B.A. from Fairleigh Dickinson University.

Douglas P. Morris. Mr. Morris is a co-founder of Bio-Path and has served as a director of Bio-Path since 2007 and served as an officer from 2007 to June 2014. Mr. Morris also currently serves as the Director of Investment Relations and the Secretary of Bio-Path. Mr. Morris previously served as a co-founder, Managing Member, and Secretary of nCAP Holdings, LLC (nCAP), a privately held technology based company from September 2013 to January 2016. Between 1993 and 2010, Mr. Morris was an officer and director of Celtic Investment, Inc., a financial services company. Mr. Morris has owned and operated Hyacinth Resources, LLC (“Hyacinth”), a business-consulting firm since 1990 and is also a Managing Member of Sycamore Ventures, LLC, a privately held consulting firm. Mr. Morris has a B.A. from Brigham Young University, and attended the University of Southern California Master’s program in public administration.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. The four nominees receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors for a term ending upon the 2018 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. A properly executed proxy marked “Withhold Authority” with respect to election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The proxies cannot be voted for a greater number of persons than four.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of the nominees listed above.

CORPORATE GOVERNANCE

General

Our operations are managed under the broad supervision of the Board, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies. During the year ended December 31, 2016, our Board held three Board meetings and action was taken by unanimous written consent seven times. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. Pursuant to our Corporate Governance Guidelines, we expect our directors to attend our annual meetings of stockholders. Three members of our Board attended our 2016 annual meeting of stockholders.

Board Structure and Role in Risk Oversight

Our Board does not have a policy requiring the separation of the offices of Chairman and Chief Executive Officer; rather, our Board determines from time to time whether it is in the best interests of our company and our stockholders for the roles to be separate or combined. We believe that our Board should have the flexibility to make these determinations in a way that will best provide appropriate leadership for our company. Given the growth of the Company, and the importance of the performance of the Company and the execution of corporate strategy in the Board's considerations and duties, the Board believes that Mr. Nielsen is the person best qualified to serve as the Chairman of the Board. Additionally, it is the view of our Board that having Mr. Nielsen serve in the combined positions of President, Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its stockholders. It signals to our employees, suppliers, customers and the investment community that a single person is responsible for providing direction in the management of the Company's operations and growth initiatives. Such a single leader helps avoid the potential for duplication of efforts, for confusing or conflicting senses of direction or for personality conflicts. Moreover, the structure of our Board and committees, the level of independence represented on each, and the experience of our directors balance and complement the combined offices of Chairman, President and Chief Executive Officer. The Board maintains the authority to modify this structure if and when the Board believes such modification would be in the best interests of the Company and its stockholders. The Board has chosen not to appoint a lead independent director at this time.

Our Board’s role in the Company’s risk oversight process includes regular discussions and meetings with members of senior management on areas of material risk to the Company. In addition, our Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters. Significant transactions and decisions require approval by the Board or the appropriate Board committee. Due to the relatively small size of our Board and our executive management team, senior management is able to frequently interact with the full Board. This structure enables the Board and its committees to be closely involved in the risk oversight of the Company.

Director Independence

Our Board is currently comprised of two independent directors and two non-independent directors. The following members of the Board have been identified by the Board as independent under the standards of NASDAQ: Heath W. Cleaver and Mark P. Colonnese. The Board based these determinations primarily on a review of the responses our directors provided to questions regarding employment and compensation history, affiliations and family and other relationships.

There are no directors on any of our committees who are not independent under the standards of NASDAQ.

As previously reported, on August 11, 2017, as a result of the departure of two directors of the Company as described in our Current Report on Form 8-K filed on August 16, 2017, the Company is not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) regarding the composition of the Board and the Audit Committee, respectively, because a majority of the Board is not comprised of independent directors and the Audit Committee is not comprised of three independent directors. Also as previously reported, the Listing Qualifications Department of NASDAQ has granted the Company a cure period of until February 6, 2018 to regain compliance with such rules. In order to regain compliance with such rules, we intend to add one additional independent director with the background and experience that we believe would be helpful to our operations and future growth.

Nomination Process

It is our Board’s responsibility to nominate members for election to the Board and to fill vacancies on the Board that may occur between annual meetings of stockholders. The Nominating/Corporate Governance Committee assists the Board by identifying and reviewing potential candidates for Board membership consistent with criteria approved by the Board. The Nominating/Corporate Governance Committee also annually recommends qualified candidates (which may include existing directors) for approval by the Board of a slate of nominees to be proposed for election to the Board at the annual meeting of stockholders.

In the event of a vacancy on the Board between annual meetings of our stockholders, the Board may request that the Nominating/Corporate Governance Committee identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies, if the Board determines that such vacancies will be filled. Our First Amended and Restated Bylaws (the “Bylaws”) allow for up to fifteen directors. The Board is permitted by the Bylaws to change the number of directors by a resolution adopted by the Board.

When formulating its recommendations for potential Board nominees, the Nominating/Corporate Governance Committee seeks and considers advice and recommendations from management, other members of the Board and may seek or consider advice and recommendations from consultants, outside counsel, accountants or other advisors as the Nominating/Corporate Governance committee or the Board may deem appropriate.

Board membership criteria are determined by the Board, with input from the Nominating/Corporate Governance Committee. The Board is responsible for periodically determining the appropriate skills, perspectives, experiences and characteristics required of Board candidates, taking into account our needs and current make-up of the Board. This assessment should include appropriate knowledge, experience, and skills in areas deemed critical to understanding the Company and our business; personal characteristics, such as integrity and judgment; and the candidate’s commitments to the boards of other companies. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director.

Stockholder Nominations for Directors

The Nominating/Corporate Governance Committee will consider candidates for director nominees that are recommended by our stockholders in the same manner as Board recommended nominees, in accordance with the procedures set forth in our Bylaws. Any such nominations should be submitted to the Nominating/Corporate Governance Committee c/o Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 before the deadline set forth in the Bylaws and under the heading, “Stockholder Proposals for 2018 Annual Meeting” below, and should be accompanied by the following information:

•	appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

•	the Proposing Stockholder Information (as defined in the Bylaws).

Board Committees and Other Information

The Board has a standing Audit Committee, compensation committee (the “Compensation Committee”) and Nominating/Corporate Governance Committee, each of which is governed by a charter. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company. In addition to the three standing committees, we also have a Scientific Advisory Board that serves an advisory role to management and the Board. The information below summarizes the functions of each of the committees and the Scientific Advisory Board.

Audit Committee

The Audit Committee has been structured to comply with the requirements of Section 3(a)(58)(A) of the Exchange Act. The Board has determined that the Audit Committee members have the appropriate level of financial understanding and industry specific knowledge to be able to perform the duties of the position and are financially literate and have the requisite financial sophistication as required by the applicable listing standards of NASDAQ.

The Audit Committee, as permitted by, and in accordance with, its charter, is responsible to periodically assess the adequacy of procedures for the public disclosure of financial information and review on behalf of the Board, and report to the Board, the results of its review and its recommendation regarding all material matters of a financial reporting and audit nature, including, but not limited to, the following main subject areas:

•	financial statement, including management’s discussion and analysis thereof;

•	financial information in any annual information form, proxy statement, prospectus or other offering document, material change report, or business acquisition report;

•	press releases regarding annual and interim financial results or containing earnings guidance;

•	internal controls;

•	audits and reviews our financial statements; and

•	filings with securities regulators containing financial information, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

The Audit Committee appoints and sets the compensation for the independent registered public accounting firm annually and reviews and evaluates such external auditor. This external auditor reports directly to the Audit Committee. The Audit Committee establishes our hiring policies regarding current and former partners and employees of the external auditor. In addition, the Audit Committee pre-approves all audit and non-audit services undertaken by the external auditor.

The Audit Committee has direct responsibility for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services, including the resolution of disagreements between the external auditor and management.

The Audit Committee is comprised of Messrs. Cleaver and Colonnese. Mr. Cleaver currently serves as the chair of the Audit Committee. The Board has determined that Mr. Cleaver qualifies as an “audit committee financial expert” under the Exchange Act and that each member of the Audit Committee is an independent director. The Audit Committee meets at least once per fiscal quarter to fulfill its responsibilities under its charter and in connection with the review of the Company’s quarterly and annual financial statements. During the fiscal year ended December 31, 2016, the Audit Committee met four times. As described above, the Company is not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(c)(2)(A) regarding the composition of the Audit Committee because the Audit Committee is not comprised of three independent directors. The Company intends to regain compliance with such rule before February 6, 2018, the expiration of the cure period granted to the Company to regain compliance with such rule.

Compensation Committee

The Compensation Committee’s role is to assist the Board in fulfilling its responsibilities relating to matters of human resources and compensation, including equity compensation, and to establish a plan of continuity and development for our senior management. The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee periodically assesses compensation of our executive officers in relation to companies of comparable size, industry and complexity, taking the performance of the Company and such other companies into consideration. All decisions with respect to the compensation of our Chief Executive Officer are determined and approved either solely by the Compensation Committee or together with other independent directors, as directed by the Board. All decisions with respect to non-CEO executive compensation, and incentive-compensation and equity based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval. In addition, the Compensation Committee will, as appropriate, review and approve public or regulatory disclosure respecting compensation, including the Compensation Disclosure and Analysis, and the basis on which performance is measured. The Compensation Committee has the authority to retain and compensate any outside adviser as it determines necessary to permit it to carry out its duties. The Compensation Committee has not to date engaged the services of any executive compensation consultant. The Compensation Committee may not form or delegate authority to subcommittees without the prior approval of the Board.

The Compensation Committee is comprised of Messrs. Cleaver and Colonnese, both of whom are independent under the rules of NASDAQ. Mr. Colonnese is the chair of the Compensation Committee. The Compensation Committee meets as necessary. During the fiscal year ended December 31, 2016, the Compensation Committee met three times.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s charter provides that the responsibilities of such committee include:

•	evaluating, identifying and recommending nominees to the Board;

•	considering written recommendations from our stockholders for nominees to the Board;

•	recommending directors to serve as committee members and chairs;

•	reviewing and developing corporate governance guidelines, policies and procedures for the Board;

•	reviewing disclosure by the Company of matters within the Nominating/Corporate Governance Committee’s mandate; and

•	reviewing and evaluating the Nominating/Corporate Governance Committee’s charter and efficacy.

The Nominating/Corporate Governance Committee is responsible for, among other things, identifying and recommending potential candidates for nomination to the Board. The Nominating/Corporate Governance Committee receives advice from the Board and will consider written recommendations from the stockholders of the Company respecting individuals best suited to serve as directors, and, when necessary, develops its own list of appropriate candidates for directorships. For a description of the procedures to be followed by stockholders of the Company in submitting recommendations to be considered by the Nominating/Corporate Governance Committee, see the discussion set forth above under the heading titled, “Nominations for Directors.”

The Nominating/Corporate Governance Committee is comprised of Messrs. Cleaver and Colonnese, both of whom are independent under the rules of NASDAQ. Mr. Cleaver is the chair of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee meets at least annually, and otherwise as necessary. During the fiscal year ended December 31, 2016, the Nominating/Corporate Governance Committee acted by unanimous written consent one time.

Scientific Advisory Board

The Scientific Advisory Board assists management and the Board on an advisory basis with respect to the research, development, clinical, regulatory and commercial plans and activities relating to research, manufacture, use and/or sale of our drug candidates and products. The Scientific Advisory Board meets on an ad hoc basis and may attend meetings of the Board at the Board’s request. The current members of the Scientific Advisory Board are Jorge Cortes, M.D, who serves as chairman, and D. Craig Hooper, Ph.D.

Availability of Committee Charters and Other Information

The charters for our Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, as well as our Corporate Governance Guidelines, Employee Code of Business Conduct and Ethics and Code of Business Conduct and Ethics for Members of the Board, are available under the section titled “Corporate Governance” on the Investors page of the Company’s website, www.biopathholdings.com. We intend to disclose any changes to or waivers from the Employee Code of Business Conduct and Ethics that would otherwise be required to be disclosed under Item 5.05 of Form 8-K on our website. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

Communications with Directors

Due to the infrequency of communications from stockholders to the Board, we have not adopted a formal process by which stockholders may communicate with the Board. Nevertheless, stockholders or other interested parties may communicate with any director by writing to them c/o Douglas P. Morris, Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 or by sending an e-mail to dmorris@biopathholdings.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our policy that we will not enter into any transactions required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC unless the Audit Committee first reviews and approves the transactions. The Audit Committee is required to review on an ongoing basis, and pre-approve all related party transactions before they are entered into, including those transactions that are required to be disclosed under Item 404 of Regulation S-K. Related party transactions involving a director must also be approved by the disinterested members of the Audit Committee. It is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between the Company and a third party, including an indirect interest. All related party transactions shall be disclosed in our filings with the SEC as required under SEC rules.

In addition, pursuant to our codes of ethics, all employees, officers and directors of ours and our subsidiaries are prohibited from engaging in any relationship or financial interest that is an actual or potential conflict of interest with us without approval. Employees and officers are required to provide written disclosure to their supervisors as soon as they have any knowledge of a transaction or proposed transaction with an outside individual, business or other organization that would create a conflict of interest or the appearance of one. Directors are required to disclose such information to the Board or as otherwise required by law.

Since the beginning of our last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at the end of our last two fiscal years, and in which any of our directors, executive officers, persons who we know hold more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than: (i) compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement and (ii) the transactions described in the following paragraph.

We have entered into indemnity agreements with certain of our officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under applicable law, our Certificate of Incorporation and our Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of common stock with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms that they file.

To our knowledge, based solely on our review of the copies of such reports received by us and on written representations by certain reporting persons that no reports on Forms 4 or 5 were required, we believe that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with in a timely manner.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Peter H. Nielsen is the only executive officer of the Company as of the date of this Proxy Statement. Mr. Nielsen has served as the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer and Chairman of the Board since 2008. Mr. Nielsen’s age and biographical information are set forth under “Proposal One: Election of Directors” above.

Compensation Discussion and Analysis

The Compensation Committee oversees our compensation programs for executives and all employees. The Compensation Committee understands that for the Company and its stockholders to achieve long-term success, the compensation programs need to attract, retain, develop and motivate a strong leadership team. As a result, our executive compensation programs are designed to pay for performance, enable talent attraction, retain top talent and closely align the interests of our executives with those of our stockholders. All decisions with respect to the compensation of our Chief Executive Officer are determined and approved either solely by the Compensation Committee or together with other independent directors, as directed by the Board. All decisions with respect to non-CEO executive compensation, incentive-compensation and equity based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval.

This Compensation Discussion and Analysis provides important information on our executive compensation programs and explains the compensation decisions made during 2016 by the Compensation Committee for our named executive officers (“NEOs”). In fiscal year 2016, we had the following NEOs:

•	Peter H. Nielsen, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Chairman of the Board; and

•	Ulrich W. Mueller, Ph.D., Chief Operating Officer and Secretary. Dr. Mueller resigned from his positions as Chief Operating Officer and Secretary on September 5, 2017.

Compensation Philosophy

Our primary objective with respect to executive compensation is to design a reward system that will align executive compensation with our overall business strategies and attract and retain highly qualified executives. We intend to stay competitive in the marketplace with companies of comparable size, industry and complexity. Our compensation philosophy for executives is guided by the following principles:

•	Goal-Oriented Pay for Performance. In making compensation decisions, we consider annual and long-term Company performance and assess compensation of our executive officers in relation to companies of comparable size, industry and complexity, taking the performance of the Company and such other companies into consideration at the individual and corporate levels.

•	Reviewed Annually. The Compensation Committee annually reviews compensation levels to ensure we remain competitive and continue to attract, retain and motivate top-tier talent.

•	Alignment with Stockholder Interests. Our compensation is intended to closely align the interests of our NEOs with those of our stockholders in an effort to create long-term stockholder value. In developing our compensation philosophy, the Compensation Committee has considered the most recent stockholder advisory vote on executive compensation in which an overwhelmingly positive percentage of the votes cast were in favor of our executive compensation. The Compensation Committee is continuously mindful of stockholders’ views on executive compensation and remains focused on ensuring proper alignment with stockholder interests.

Our compensation philosophy rewards demonstrated performance and encourages behavior that is in the long-term best interests of the Company and its stockholders.

Elements and Mix of our 2016 Compensation Program

The following elements made up the fiscal year 2016 compensation program for our NEOs:

Element	Form of Compensation	Purpose, Basis and Performance Criteria

Base Salary	Cash

• Base salary is intended to provide a market competitive level of fixed compensation in recognition of responsibilities, skills, capabilities, experience and leadership.

• Base salary is not generally performance based, but reflective of competencies and experience.

Annual Performance Incentive Awards (considered “at-risk” compensation)	Cash	• Annual cash performance incentive awards are intended to motivate and reward performance achievement. • Payments are discretionary and approved annually by the Compensation Committee.

Long-Term Incentive Awards (considered “at-risk” compensation)	Stock Options

• Long-term incentive awards are intended to recognize and reward the achievement of long-term corporate goals and objectives, recognize promotions, motivate retention of our leadership talent and align executives’ interests with our stockholders.

• The Compensation Committee determines the amount of long-term incentive awards to be granted to each executive officer. The Compensation Committee also may make isolated awards to recognize promotions, new hires or individual performance achievements.

• In 2016, the long-term incentive awards included time-vested equity awards that vest over a four-year period.

• The Compensation Committee provides time-vested long-term incentives (i) to build a consistent ownership stake and retention incentive, (ii) to create a meaningful tie to the Company’s relative long-term stockholder returns and (iii) to motivate consistent improvement over a longer-term horizon.

Change of Control Severance	Eligible to receive severance payments and post-termination health benefits in connection with involuntary termination within three months before or twelve months after a change of control	• Employment agreements are intended to provide financial security and an industry-competitive compensation package for NEOs. This additional security helps ensure that officers remain focused on our performance and the continued creation of stockholder value throughout any change of control transaction rather than on the potential uncertainties associated with their own employment. Currently, our only NEO with whom we have entered into an employment agreement is Mr. Nielsen.

Evaluation Process, Compensation Consultant, Peer Comparisons and Officers

Evaluation Process. The Compensation Committee oversees the administration of the compensation programs applicable to our employees, including our NEOs. The Compensation Committee generally makes its decisions regarding the annual compensation of our NEOs at its regularly-scheduled meeting in the first quarter of each year. These decisions include adjustments to base salary, grants of annual incentive awards and grants of long-term incentive awards. The Compensation Committee also makes compensation adjustments as necessary at other times during the year, such as in the case of promotions, changes in employment status and for competitive purposes.

Each year for the Compensation Committee meeting, our CEO prepares an evaluation of each of the other executive officers and makes compensation recommendations to the Compensation Committee based upon our performance against our corporate performance metrics and the individual’s performance against his or her goals. In addition to considering the CEO’s recommendations, the Compensation Committee assesses the applicable executive officer’s impact during the year and his or her overall value to the Company, specifically by considering the individual leadership skills, impact on strategic initiatives, performance in his or her primary area of responsibility, his or her role in succession planning and development, and other intangible qualities that contribute to corporate and individual success.

Compensation Consultant and Peer Comparisons. For the 2016 performance period, the Compensation Committee did not engage an external compensation consultant to review the compensation of our executive officers. For comparison purposes, the Compensation Committee relied upon peer executive compensation data from proxies and compensation surveys of the Industry Peer Group (as defined below) prepared by our executive compensation counsel based on parameters set by the Compensation Committee. Based on these comparisons, the Compensation Committee targeted base salary compensation for our NEOs at approximately the twenty-fifth (25th) percentile of salaries for executives in our Industry Peer Group.

The Compensation Committee reviewed executive compensation data from the Industry Peer Group to consider competitive pay levels and compensation practices. In identifying companies to include in the Industry Peer Group, the Compensation Committee considered, among other things, the following:

•	the industry of the companies;

•	the annual revenue, market value and total assets of the companies;

•	the market data sources that are available with respect to the companies; and

•	the number of peers included in the Industry Peer Group.

For 2016, Industry Peer Group consisted following companies (the “Industry Peer Group”):

•	BioTime, Inc. (BTX)

•	Sunesis Pharmaceuticals, Inc. (SNSS)

•	Curis, Inc. (CRIS)

•	Threshold Pharmaceuticals, Inc. (THLD)

•	Verastem, Inc. (VSTM)

•	Achillion Pharmaceuticals, Inc. (ACHN)

•	ZIOPHARM Oncology, Inc. (ZIOP)

•	Ampio Pharmaceuticals, Inc. (AMPE)

•	Synta Pharmaceuticals Corp. (SNTA)

•	Omeros Corp. (OMER)

•	Cempra, Inc. (CEMP)

•	Immunomedics, Inc. (IMMU)

•	Repros Therapeutics, Inc. (RPRX)

•	Endocyte, Inc. (ECYT)

•	Merrimack Pharmaceuticals, Inc. (MACK)

•	BioCryst Pharmaceutical,s Inc. (BCRX)

•	Geron Corp. (GERN)

Role of the Chief Executive Officer. Annually, our CEO provides the Compensation Committee with an evaluation of his performance that is based, in large part, upon performance of the Company and as our lead representative to the investment community. The Compensation Committee evaluates our CEO on these and other criteria. The total compensation package for our CEO is based on the Compensation Committee’s evaluation, and reflects his performance, the performance of the Company and competitive industry practices.

Role of Other Executive Officers. Our CEO makes recommendations to the Compensation Committee on all compensation actions (other than his own compensation) affecting our executive officers. In developing his recommendation for an executive officer, our CEO considers the self-evaluation prepared by the executive officer, the recommendations of his executive team, as well as his own evaluation. Our CEO’s evaluation includes an assessment of the impact that the executive officer has had on the Company during the award year and their overall value to the Company as a senior leader.

The Compensation Committee is provided with our CEO’s evaluation of each executive officer’s performance and contributions to the Company. The Compensation Committee considers the information and recommendations provided by our CEO and provides a recommendation to the Board for non-CEO executive officer base salary, annual cash incentive awards and grants of long-term incentive awards, which are subject to Board approval.

2016 Performance Analysis and Compensation Decisions

In its meeting in the first quarter of each year, the Compensation Committee determines base salaries for the current year, the annual performance incentive awards for prior-year performance and the long-term incentive awards for the current year. Each element is reviewed annually, as well as at the time of a promotion, other change in responsibilities, other significant corporate events or a material change in market conditions. Variances in the amount of compensation awarded to each executive officer generally reflect differences in individual responsibility and experience as well as the competitive levels provided to officers in comparable positions in our industry. Overall, our CEO’s compensation is higher than the compensation of the other executive officers. This difference in compensation is supported by industry data from our Industry Peer Group, and is indicative of the greater responsibility the CEO position entails for the strategic direction, financial condition, operating results and image of the Company.

Base Salary. In recent years, the Compensation Committee has adjusted executive base salaries to be more competitive with the salaries for comparable positions within companies of comparable size, industry and complexity, with the goal of providing a stable base of competitive cash compensation while rewarding corporate and individual performance through annual performance incentive awards. During 2016, the annual base salaries for our NEOs were adjusted between 17.5% and 18.8% compared to 2015 and 2014 base salaries in order to be more competitive with the salaries for comparable positions within companies of comparable size, industry and complexity. The base salary adjustments made during 2016 are reflected in the following table:

	2015 Base Salary	2016 Base Salary	% Increase
Mr. Nielsen (1)	$400,000	$475,000	18.8%
Dr. Mueller (2)	$285,000	$335,000	17.5%

(1)	Mr. Nielsen’s 2016 base salary was slightly below the twenty-fifth (25th) percentile of salaries of comparable executives within our Industry Peer Group.

(2)	Dr. Mueller’s 2016 base salary was slightly above the twenty-fifth (25th) percentile of salaries of comparable executives within our Industry Peer Group. Dr. Mueller resigned from his positions as Chief Operating Officer and Secretary on September 5, 2017.

Annual Performance Incentive Awards. During 2016, the Compensation Committee approved discretionary annual cash performance incentive awards for Mr. Nielsen in the amount of $140,000 and for Dr. Mueller in the amount of $69,825, which were intended to motivate and reward performance achievement.

Long-term Incentive Awards. The Compensation Committee believes that long-term incentive awards should provide for a retention incentive with the strong tie to relative long-term stockholder return. Accordingly, the Compensation Committee grants stock option awards that typically vest over a four-year period. During 2016, the Board approved long-term incentive awards in the form of stock options to Mr. Nielsen and Dr. Mueller based on recommendations from the Compensation Committee. Specifically, Mr. Nielsen was awarded a time-vested stock option award to purchase 552,005 shares of our common stock, and Dr. Mueller was awarded a time-vested stock option award to purchase 361,636 shares of our common stock. The terms of the stock option grants require, among other things, that Mr. Nielsen and Dr. Mueller, respectively, continue to provide services over the vesting period of the option. The stock options vest over a four-year period from the date of the grant, with one-fourth (1/4) of the stock options vesting on the first anniversary of each such grant, and the remaining stock options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the stock options over the next three years, based on continuing service to the Company.

In addition, we granted Dr. Mueller a time-vested stock option award effective on May 1, 2016 to purchase 125,000 shares of our common stock. The terms of the stock option grant require, among other things, that Dr. Mueller continues to provide services over the vesting period of the option. The stock option vests over a four-year period from the date of the grant, with one-fourth (1/4) of the stock options vesting on the first anniversary of each such grant, and the remaining stock options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the stock options over the next three years, based on continuing service to the Company.

Summary Compensation Table

The following table sets forth information with respect to the compensation of our NEOs for the fiscal years ended December 31, 2016, 2015 and 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Peter H. Nielsen, CEO,	2016	$456,250		$140,000	1,255,034	$208	(2)	$1,851,492
CFO, President,	2015	$400,000		$75,000	—	$—		$475,000
Chairman, Director	2014	$400,000		$125,000	—	$—		$525,000

Ulrich W. Mueller, COO,	2016	$322,500		$69,825	1,059,910	$13,970	(3)	$1,466,205
Secretary(5)	2015	$285,000		$42,394	161,859	$—		$489,253
	2014	$190,000	(4)	$—	294,875	$—		$484,875

(1)	The amounts reported in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Reports on Form 10-K the fiscal years ended December 31, 2016, 2015 or 2014, as applicable, for assumptions made by us in such valuation.

(2)	The amounts reported represent life insurance premiums paid by the Company for Mr. Nielsen.

(3)	The amounts reported represent $320 for life insurance premiums paid by the Company for Dr. Mueller and $13,650 for matching contributions under our 401(k) plan.

(4)	The amount reported represents the prorated portion of the base salary of Dr. Mueller, which was based on his starting and ending dates of employment in 2014.

(5)	Dr. Mueller resigned from his positions as Chief Operating Officer and Secretary on September 5, 2017.

Grants of Plan-Based Awards Table

The following table contains information about grants of plan-based stock options to our NEOs during fiscal year 2016:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards ($)(2)
Mr. Nielsen (1)	4/5/2016					552,005	$2.75	$1,255,034
Dr. Mueller (1)(3)	4/5/2016					361,636	$2.75	$822,213
Dr. Mueller (1)(3)	5/1/2016	—	—	—	—	125,000	$2.31	$237,697

(1)	Reflects a time-vested stock option awarded under our First Amended 2007 Stock Incentive Plan, as amended (the “2007 Stock Incentive Plan”). The option vests over a four-year period from the date of grant, with one-fourth (1/4) of the options vesting on the first anniversary of each such grant, and the remaining options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the options over the next three years.

(2)	The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for assumptions made by us in such valuation.

(3)	Dr. Mueller resigned from his positions as Chief Operating Officer and Secretary on September 5, 2017. All unvested options were forfeited at the time of such resignation. All vested options remain exercisable for a period of three months after the date of such resignation.

Narrative Disclosures to Summary Compensation Table and Grants of Plan-Based Awards Table

Please see the discussion under the heading “2016 Performance Analysis and Compensation Decisions” in this Proxy Statement, above.

Outstanding Equity Awards at December 31, 2016

The following table sets forth certain information with respect to outstanding stock option awards of the NEOs for the fiscal year ended December 31, 2016.

Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mr. Nielsen (1)	1,500,000	-	-	$1.40	Oct 2018
Mr. Nielsen (2)	1,500,000	-	-	$0.46	Aug 2023
Mr. Nielsen (3)	-	552,005	-	$2.75	April 2026
Dr. Mueller (4)(8)	62,500	62,500	-	$2.40	May 2024 (8)
Dr. Mueller (5)(8)	49,479	75,521	-	$1.45	May 2025 (8)
Dr. Mueller (6)(8)	-	361,636	-	$2.75	April 2026 (8)
Dr. Mueller (7)(8)	-	125,000	-	$2.31	May 2026 (8)

(1)	All of these options granted are fully vested.

(2)	All of these options granted are fully vested.

(3)	Such options vest over a four-year period from the date of grant, April 5, 2016, with one-fourth (1/4) of the options vesting on the first anniversary of each such grant, and the remaining options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the options over the next three years, based on continuing service to the Company.

(4)	Such options vest over four years in equal, one-fourth (1/4) increments on the first, second, third and fourth anniversaries of May 1, 2014, based on continuing service to the Company.

(5)	Such options vest over a four-year period from the date of grant, May 1, 2015, with one-fourth (1/4) of the options vesting on the first anniversary of each such grant, and the remaining options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the options over the next three years, based on continuing service to the Company.

(6)	Such options vest over a four-year period from the date of grant, April 5, 2016, with one-fourth (1/4) of the options vesting on the first anniversary of each such grant, and the remaining options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the options over the next three years, based on continuing service to the Company.

(7)	Such options vest over a four-year period from the date of grant, May 1, 2016, with one-fourth (1/4) of the options vesting on the first anniversary of each such grant, and the remaining options vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the options over the next three years, based on continuing service to the Company.

(8)	Dr. Mueller resigned from his positions as Chief Operating Officer and Secretary on September 5, 2017. All unvested options were forfeited at the time of such resignation. All vested options remain exercisable for a period of three months after the date of such resignation.

Employment Agreement and Potential Payments Upon Termination or Change of Control

Bio-Path Subsidiary has entered into an employment agreement with its Chief Executive Officer, Peter H. Nielsen, dated May 1, 2007 (the “Nielsen Employment Agreement”). We have not entered into employment agreements with any of our other NEOs.

The Nielsen Employment Agreement provides for a base salary, as approved by the Compensation Committee, of $475,000. The Nielsen Employment Agreement provides that Mr. Nielsen is entitled to certain severance payments and benefits in the event he is terminated without Cause (as defined in the Nielsen Employment Agreement) or resigns for Good Reason (as defined in the Nielsen Employment Agreement), subject to Mr. Nielsen’s continued compliance with the Confidentiality Agreement (as defined in the Nielsen Employment Agreement) and execution of a general release of all claims against us. In addition, the Nielsen Employment Agreement also provides that Mr. Nielsen is entitled to certain severance payments and benefits in the event he is terminated without Cause or resigns for Good Reason within three months before or 12 months following a Change in Control (as defined in the Nielsen Employment Agreement), subject to Mr. Nielsen’s continued compliance with the Confidentiality Agreement and execution of a general release of all claims against us.

The severance payments and benefits include the following in the event Mr. Nielsen is terminated without Cause or resigns for Good Reason: (i) any accrued but untaken vacation days of Mr. Nielsen will be paid to the extent not yet paid; (ii) the equivalent of Mr. Nielsen’s base salary will be paid for a period of three months; and (iii) subject to certain restrictions, for three months after Mr. Nielsen’s date of termination, the Company will continue its contributions toward Mr. Nielsen’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination.

The severance payments and benefits include the following in the event Mr. Nielsen is terminated without Cause or resigns for Good Reason within three months before or 12 months following a Change in Control: (i) any unvested stock or stock options awarded to Mr. Nielsen shall immediately vest upon the occurrence of Mr. Nielsen’s termination of employment; (ii) Mr. Nielsen’s base salary will be paid through the termination date, and any accrued but untaken vacation days of Mr. Nielsen will be paid to the extent not yet paid; (iii) Mr. Nielsen’s normal post-termination benefits will be paid in accordance with our retirement, insurance and other benefit plan arrangements (including non-qualified deferred compensation plans); (iv) the equivalent of Mr. Nielsen’s base salary will be paid for a period of three months; (v) subject to certain restrictions, for six months after Mr. Nielsen’s date of termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice of policy, Mr. Nielsen’s health care, dental, disability and life insurance benefits will be provided on the same basis as immediately prior to the date of termination; and (vi) subject to certain restrictions and to the extent not otherwise paid or provided, we will pay or provide any other amounts or benefits required to be paid or provided or which Mr. Nielsen is eligible to receive following his termination of employment under any of our plans, programs, policies, practices, contracts or agreements.

Potential severance payments and benefits to be paid pursuant to the Nielsen Employment Agreement assuming a termination or Change in Control occurred on December 31, 2016 are set forth in the table below.

		Triggering Event
Name	Benefit	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason within 3 Months Before or 12 Months Following a Change in Control ($)
Peter H. Nielsen	Market Value of Stock Vesting	$—	$—	(1)
	Accrued Vacation Days	36,538	36,538
	Three Months’ Base Salary	118,750	118,750
	Continuation of Benefits	7,675	15,350
	Total	$162,963	$170,638

(1)	Mr. Nielsen’s stock option awards would immediately become vested, and the value of the acceleration would be equal to the vesting shares multiplied by the excess of the then current stock price over the exercise price of the options. For purposes of this table, we have calculated the value of the acceleration using the closing price of our common stock on December 31, 2016, or $1.35 per share.

DIRECTOR COMPENSATION

The following table presents summary information regarding the compensation of the members of our Board (other than Mr. Nielsen) for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash		Option Awards		All Other Compensation		Total

Michael J. Garrison (3)	$16,000	(1)	$55,985	(2)	$—		$71,985
Amy P. Sing (3)	$15,500	(1)	55,985	(2)	$—		$71,485
Heath W. Cleaver	$17,500	(1)	$55,985	(2)	$—		$73,485
Douglas P. Morris (4)	$—		$55,985	(5)	$28,600	(6)	$84,585

(1)	These amounts reflect cash fees paid to or earned by our non-employee directors for attending Board or committee meetings during the year ended December 31, 2016.

(2)	During 2016, our non-employee directors who were eligible earned or received an annual grant of an option to purchase 25,000 shares of our common stock which was the only grant received by such directors during 2016. The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for assumptions made by us in such valuation.

(3)	Dr. Sing and Mr. Garrison resigned from their respective Board positions on August 10, 2017. All unvested options held by Dr. Sing and Mr. Garrison, respectively, were forfeited at the time of such resignations. All vested options held by Dr. Sing and Mr. Garrison, respectively, remain exercisable for a period of three months after the date of such resignations.

(4)	Mr. Morris was hired by the Company in 2016 as the Company’s Director of Investor Relations and was appointed as the Company’s Secretary in September 2017. Accordingly, Mr. Morris is no longer considered a non-employee director and does not receive compensation for his services as a member of the Board.

(5)	Option awards granted to Mr. Morris reflect compensation received by Mr. Morris in his capacity as the Company’s Director of Investor Relations.

(6)	This amount reflects compensation received by Mr. Morris in his capacity as the Company’s Director of Investor Relations, which includes base salary and certain other benefits.

The following table reflects the aggregate number of outstanding options (including unexercisable options) held by our directors as of December 31, 2016:

Director	Number of shares underlying outstanding options
Michael J. Garrison (1)	125,000
Amy P. Sing (1)	50,000
Heath W. Cleaver	75,000
Douglas P. Morris (2)	1,702,778

(1)	Dr. Sing and Mr. Garrison resigned from their respective Board positions on August 10, 2017. All unvested options held by Dr. Sing and Mr. Garrison, respectively, were forfeited at the time of such resignations. All vested options held by Dr. Sing and Mr. Garrison, respectively, remain exercisable for a period of three months after the date of such resignations.

(2)	Mr. Morris’s outstanding options include 1,652,778 options earned while serving as an executive officer of the Company. Mr. Morris ceased serving in his officer capacities in June 2014. However, Mr. Morris was hired by the Company in 2016 as the Company’s Director of Investor Relations and was appointed as the Company’s Secretary in September 2017. Accordingly, Mr. Morris is no longer considered a non-employee director.

Narrative to Director Compensation Table

In 2016, our non-employee directors received cash and equity compensation in accordance with our non-employee director compensation structure. Directors who are also employed by the Company do not receive compensation for services as a director. We amended our compensation structure for all non-employee directors in October 2016 (the “Amendment”) to include an annual cash retainer and to increase the amounts payable for attendance at Board and committee meetings. During 2016, our compensation structure for all non-employee directors was as follows:

Cash Compensation for Non-Employee Directors

Prior to Amendment. Prior to the adoption of the Amendment, non-employee directors received as compensation the following amounts: (i) $2,000 for each required meeting of the Board attended in person; (ii) $1,500 for each meeting of the Board conducted by telephonic or other electronic communications of duration of 15 minutes or longer; and (iii) $500 for each meeting of the Board of duration less than 15 minutes conducted by telephonic or other electronic communications.

After Amendment. Effective after the adoption of the Amendment, non-employee directors receive as compensation the following amounts: (i) an annual cash retainer in the amount of $5,000; (ii) $3,000 for each required meeting of the Board attended in person; (iii) $1,500 for each meeting of the Board conducted by telephonic or other electronic communications of duration of 15 minutes or longer; and (iv) $500 for each meeting of the Board of duration less than 15 minutes conducted by telephonic or other electronic communications.

Board members must attend meetings in person or by telephonic or other electronic communications to receive the applicable cash compensation.

Equity Compensation for Non-Employee Directors

The Amendment did not amend the equity compensation for non-employee directors. Each non-employee director of the Board also receives as compensation an annual stock option grant (a “Grant”) of 25,000 shares of our common stock (the “Option Shares”). The exercise price of the Option Shares is determined by the Board and the Option Shares vest over a four-year period from the date of the Grant, with one-fourth (1/4) of the Option Shares vesting on the first anniversary of each such Grant (i.e., 6,250 Option Shares), and the remaining Option Shares vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the Option Shares over the next three years (i.e., approximately 520.83 Option Shares per month), based on continuing service to the Company.

Cash Compensation for Committee Members

Prior to Amendment. Prior to the adoption of the Amendment, each non-employee director of the Board who was a member of a Board committee also received as compensation the following amounts: (i) $1,500 for each committee meeting attended in person; (ii) $1,000 for each committee meeting conducted by telephonic or other electronic communications of duration of 15 minutes or longer; and (iii) $500 for each committee meeting of duration less than 15 minutes conducted by telephonic or other electronic communications.

After Amendment. Effective after the adoption of the Amendment, each non-employee director of the Board who is a member of a Board committee also receives as compensation the following amounts: (i) $2,000 for each committee meeting attended in person; (ii) $1,500 for each committee meeting conducted by telephonic or other electronic communications of duration of 15 minutes or longer; and (iii) $500 for each committee meeting of duration less than 15 minutes conducted by telephonic or other electronic communications.

Committee members must attend meetings in person or by telephonic or other electronic communications to receive the applicable compensation.

Compensation Committee Interlocks and Insider Participation

All present members of the Compensation Committee are independent directors, and none of them are present or past employees of the Company. No present or past member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of our present or past executive officers have served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

There are no equity compensation plans that have not been approved by our stockholders. The following table contains information about our equity compensation plans as of December 31, 2016 (in thousands, except per share amount).

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by stockholders	7,067	$1.33	2,497
Equity compensation plans not approved by stockholders	—	—	—

(1)	All of the shares shown in this column as securities to be issued upon exercise of outstanding options, warrants and rights were subject to outstanding stock option awards as of December 31, 2016.

(2)	All of the shares shown in this column as remaining available for issuance as of December 31, 2016 are under our 2007 Stock Incentive Plan.

PROPOSAL TWO: APPROVAL OF THE 2017 STOCK INCENTIVE PLAN

We are asking you to approve the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan (the “2017 Plan”), which the Board adopted on October 23, 2017 upon recommendation by the Compensation Committee. The 2017 Plan will only become effective if approved by the stockholders at the Annual Meeting. If approved by the stockholders, the effective date of the 2017 Plan will be December 21, 2017. Upon stockholder approval of the 2017 Plan, no further awards will be made under the 2007 Stock Incentive Plan.

The general purpose of the 2017 Plan is to retain and attract employees, directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such persons to participate in the long-term success and growth of the Company. Our equity program is broad-based to provide us with a competitive advantage in our efforts to hire and retain top talent. In order to continue to make grants of equity in accordance with the Company’s compensation philosophy, the Compensation Committee and the Board have approved, and are asking you to approve, the 2017 Plan.

The 2017 Plan is intended to comply with Section 162(m) of the Internal Revenue Code (the “Code”), as amended, which generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to certain of our executive officers unless such compensation is based on objective performance goals that are approved by the stockholders. To qualify under Section 162(m), the material terms under which the particular performance-based compensation is to be paid, including (1) the performance goals, (2) the group of employees whose compensation would be subject to the performance goals, and (3) the maximum amount payable to an executive officer, must be disclosed to, and approved by, the stockholders. Section 162(m) requires that the disclosure to the stockholders be specific enough for them to determine the maximum amount of compensation that could be payable to an employee under a performance goal during a specified period.

Material Terms of the 2017 Plan

The following summary of the principal terms of the 2017 Plan is qualified in its entirety by the full text of such 2017 Plan, a copy of which is attached to this Proxy Statement as Appendix A. You may also obtain, free of charge, a copy of the 2017 Plan by writing to the Company c/o Douglas P. Morris, Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401.

General Purpose. The general purpose of the 2017 Plan is to retain and attract employees, directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such persons to participate in the long-term success and growth of the Company.

Administration. The Board or one or more committees appointed by the Board will administer the 2017 Plan. For this purpose the Board has delegated general administrative authority for the 2017 Plan to the Compensation Committee. (The appropriate acting body, whether the Board, the Compensation Committee or another committee appointed by the Board, is referred to in this summary as the “Administrator.”). The Administrator may also delegate to one or more persons the right to act on its behalf in such matters as authorized by the Administrator. The Administrator determines which eligible persons shall be granted awards under the plan, provided that any award granted to a member of the Compensation Committee shall be subject to the approval or ratification of the Board. Along with other authority granted to the Administrator under the 2017 Plan, the Administrator may (i) determine fair market value, (ii) select recipients of awards, (iii) determine the number of shares subject to awards, (iv) approve form award agreements, (v) determine the terms and conditions of awards, (vi) amend outstanding awards, and (vii) allow participants to satisfy withholding tax obligations through a reduction of shares. The Administrator may not, however, effectuate a repricing or exchange of outstanding stock options.

Authorized Shares; Limits on Awards; Lapsed Awards. The maximum number of common shares that may be issued or transferred pursuant to awards under the 2017 Plan equals 12,000,000, all of which may be subject to incentive stock option treatment. The maximum number of shares with respect to which awards may be granted during any calendar year to any individual under the 2017 Plan is 3,000,000 shares. Additionally, no non-employee director may be granted awards covering shares having a fair market value of more than $300,000 on the grant date in any one calendar year. If any outstanding award under the 2017 Plan expires, is forfeited or is cancelled, in whole or in part, then the number of shares subject to the 2017 Plan (other than shares issued with respect to Incentive Stock Options) shall be increased by the portion of such awards so forfeited, expired or cancelled and such forfeited, expired or cancelled shares may again be awarded under the 2017 Plan. Shares tendered in payment of the exercise price or withholding taxes with respect to an award shall not become, or again be, available for awards under the 2017 Plan. The grant of awards that may not be satisfied by issuance of shares shall not count against the maximum number of shares of common stock subject to the 2017 Plan; however, shares attributable to awards that may be satisfied either by the issuance of shares or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the 2017 Plan. If shares of common stock issued in connection with any award granted under the 2017 Plan shall be repurchased by the Company, in whole or in part, then the number of shares of common stock subject to the 2017 Plan shall not be increased by that portion of the shares repurchased by the Company, and such repurchased shares may not again be awarded pursuant to the provisions of the 2017 Plan.

Eligibility. Persons eligible to receive awards under the 2017 Plan include our officers, employees, directors and consultants. The Administrator determines from time to time the participants to whom awards will be granted.

Incentive Awards. The 2017 Plan authorizes stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, performance-based awards, phantom share awards, as well as other awards (described in the 2017 Plan) that are responsive to changing developments in management compensation. The 2017 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest, in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but not less than, the fair market value of a share on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a non-qualified stock option. ISO benefits are taxed differently from non-qualified stock options, as described under “Federal Income Tax Treatment of Awards under the 2017 Plan,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Code and the 2017 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a share of our common stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Shares. A restricted share award is typically for a fixed number of shares of our common stock, subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares, the duration of the restriction period and the conditions under which the shares may be forfeited. The Administrator may waive any restriction period and any other conditions under appropriate circumstances (such as death or disability). Generally, during the restriction period, the participant will have all of the rights of a stockholder with respect to the restricted shares, including the right to vote the shares of restricted stock and to receive dividends.

Restricted Share Units. Restricted share units represent unfunded, unsecured rights to receive shares of our common stock or cash equal to the fair market value of shares of our common stock, or any combination thereof, as provided in the applicable award agreement. Prior to the settlement of an award of restricted share units and the receipt of shares, if any, the participant will not have any rights as a stockholder with respect to such shares.

Phantom Share Awards. A phantom share award is an award of a hypothetical share of our common stock with a value based on the fair market value of a share of common stock. Phantom share awards will be nontransferable and subject to forfeiture if employment is terminated for any reason before such awards become vested in accordance with their terms. Upon vesting, phantom stock awards will be paid (in the form of cash, shares of common stock, or a combination thereof) in an amount based upon the fair market value of one share of our common stock for each phantom stock unit and, if provided in the phantom share award agreement, an amount equal to any dividend equivalents accrued with respect to such vested phantom stock units. A participant receiving phantom share awards will not have any rights as a stockholder unless and until the participant receives actual shares of common stock, if any, upon settlement of the phantom share award.

Other Awards. The Administrator may also grant other forms of awards based upon, payable in or otherwise related to, in whole or in part, our common stock, if the Administrator, in its sole discretion, determines that such other form of award is consistent with the purposes of the 2017 Plan. The terms and conditions of any such other form of award will be set forth in an applicable award agreement.

Performance-Based Awards. The Administrator may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. In order to qualify as performance-based compensation, the performance metric(s) used for the performance-based award must be from the list of performance metrics set forth in the 2017 Plan. The performance metrics set forth in the 2017 Plan are: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; EBITDA growth; adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total stockholder return; total stockholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives. Performance metrics may be established on a consolidated basis, company-wide basis or with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. For purposes of calculating a Performance metric, the following items may be disregarded: (i) a change in accounting principle, (ii) financing activities, (iii) intercompany dividends, (iv) expenses for restructuring or productivity initiatives, (v) other non-operating items, (vi) acquisitions or dispositions, (vii) discontinued operations, (viii) unusual or extraordinary events, transactions or developments, (ix) amortization of intangible assets, other significant income or expense outside of core on-going business activities, (x) other nonrecurring, unusual or infrequent items or events, and (xi) changes in the Code or other applicable law, as determined in the sole discretion of the Administrator. The Administrator may select any number of performance metrics from this list of performance objectives when establishing the performance measures of a performance-based award, but such metrics must be set no later than 90 days after the beginning of the applicable performance period.

Transfer Restrictions. Subject to certain exceptions, awards under the 2017 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by him or her.

Adjustments or Changes in Capitalization. In the event of any change in the outstanding shares of common stock by reason of a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar corporate transaction not involving the receipt of consideration by the Company, the aggregate number of shares of common stock available under the 2017 Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate.

Change in Control. Upon a change in control of the Company, unless the Administrator determines otherwise, the vesting of all outstanding awards under the 2017 Plan will fully accelerate, and in the case of options or stock appreciation rights, will become immediately exercisable. Upon a change in control where the Company is not the surviving corporation (or survives only as a subsidiary), unless the Administrator determines otherwise, all outstanding stock options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights, by the surviving corporation. Alternatively, the Administrator may also (i) require participants to surrender their outstanding stock options and SARs in exchange for payment by the Company in cash or common stock in an amount equal to the amount by which the then fair market value of the shares of common stock subject to unexercised stock options and SARs exceeds the exercise price of the stock options or fair market value of the SARs on the award date, as applicable or (ii) after giving participants an opportunity to exercise outstanding stock options and SARs, terminate any or all unexercised stock options and SARs.

A change in control is defined to include (i) the sale of all or substantially all of the Company’s assets, (ii) the acquisition of beneficial ownership by any person or entity, directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Company, (iii) certain changes in the majority of the Board and (iv) the consummation of certain mergers or consolidations.

Amendments to and Termination of the 2017 Plan. The Board may amend the 2017 Plan at any time and in any manner without the consent of the stockholders, except that no amendment may be made to the 2017 Plan without stockholder approval that would (i) expand the types of awards available under the 2017 Plan or otherwise materially revise the 2017 Plan or (ii) increase the number of shares reserved for issuance under the 2017 Plan, modify the eligible persons under the 2017 Plan or change the identity of the granting company or the shares issued upon exercise of ISOs. Generally speaking, outstanding awards may be amended, except that no amendment to the 2017 Plan or to any outstanding awards may be made that would impair the rights of any participant with respect to such outstanding award issued to such participant, without the consent of the participant. In addition, amendments to outstanding awards may not effectuate a repricing or exchange of outstanding stock options.

The Board may suspend or terminate the 2017 Plan at any time, provided that termination of the 2017 Plan will not impair or affect any award previously granted. Unless earlier terminated by the Board, the 2017 Plan will automatically terminate on December 20, 2027.

Clawback and Recoupment. The Company may cancel any award, require the participant to reimburse any or all amounts paid pursuant to an award or under the terms of the 2017 Plan and effect any other right of recoupment in accordance with any Company policies that may be adopted from time to time.

Federal Income Tax Treatment of Awards under the 2017 Plan

Federal income tax consequences (subject to change) relating to awards under the 2017 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

For non-qualified stock options, the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, the Company is generally not entitled to a deduction, nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2017 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted shares subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. The Company will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, the Company would generally have no corresponding compensation deduction.

If an award is accelerated under the 2017 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards which are not “performance-based” within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Company in certain circumstances.

New Plan Benefits

Awards are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2017 Plan.

Required Vote

The affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on this Proposal Two which are present in person or by proxy at the Annual Meeting will be required for approval of this Proposal Two. A properly executed proxy marked “Abstain” with respect to Proposal Two will not be voted with respect to Proposal Two, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote. Broker non-votes will have no effect and will not be counted in determining the number of shares necessary for approval, but will be counted for purposes of determining whether there is a quorum. For the approval of Proposal Two, you may vote “FOR” or “AGAINST” or abstain from voting.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the approval of the 2017 Plan.

PROPOSAL THREE: APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF UP TO 1-FOR-10, TO BE DETERMINED BY THE BOARD.

The Board has unanimously approved, and is recommending that the Company’s stockholders approve, a proposed amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined at the discretion of the Board. The form of the Certificate of Amendment to effect the reverse stock split is attached hereto as Appendix B (the “Certificate of Amendment”). If this Proposal Three is approved, the Board will have the authority to decide in its discretion, within 12 months from the Annual Meeting, whether to implement the reverse stock split and, if the reverse stock is implemented, the effective date and the precise number of shares to be converted, but under no circumstances would the reverse stock split be greater than 1-for-10. If the reverse stock split is implemented, the number of issued and outstanding shares of our common stock will be reduced in accordance with the conversion selected by the Board. The Board believes this proposal to be prudent for the reasons explained below. The following discussion is qualified in its entirety by the full text of the Certificate of Amendment, which is hereby incorporated by reference.

Reasons for the Reverse Stock Split

The Board is requesting stockholder authorization to reverse split our outstanding common stock on the basis of one share of common stock for up to 10 shares outstanding, only if necessary, in order to keep the common stock eligible to be listed on The NASDAQ Capital Market. As previously reported, on March 2, 2017, we received a letter from the Listing Qualifications Department of NASDAQ indicating that, based upon the closing bid price of the Company’s common stock for 30 consecutive business days prior to the date of such letter, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The NASDAQ Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until August 29, 2017, to regain compliance with the minimum bid price requirement. The Company did not regain compliance with the Rule by August 29, 2017, and, as previously reported, on September 1, 2017, we received a letter from the Listing Qualifications Department of NASDAQ stating that NASDAQ determined that the Company is eligible for an additional period of 180 calendar days, or until February 26, 2018, to regain compliance with the minimum bid price requirement. Approval of this Proposal Three would authorize the Board to reverse split our common stock at any time from the time of approval until December 21, 2018.

If our stockholders do not approve this Proposal Three, we could be delisted from The NASDAQ Capital Market due to our failure to meet the minimum bid price requirement. The Board desires not to effect a reverse stock split but believes that retaining our listing on The NASDAQ Capital Market is crucial to stockholder value and liquidity and our long-term business prospects. The Board believes that the delisting of the Company’s common stock from The NASDAQ Capital Market could impair our ability to raise additional funds and result in lower prices and larger spreads in the bid and ask prices for the Company’s common stock, among other things.

Determination of Reverse Stock Split Ratio

If the Board is authorized by the stockholders by this Proposal Three and elects to implement the reverse stock split, the Board will take into consideration various factors in determining the final reverse stock ratio in order to meet NASDAQ’s minimum bid price requirement, including, without limitation:

•	the historical trading price and trading volume of our common stock;

•	the immediate impact of a reverse stock split on the stock price;

•	price fluctuations caused by current market conditions;

•	the number of shares outstanding immediately before and immediately after the reverse stock split;

•	the Company’s additional funding requirements; and

•	the amount of the Company’s authorized but unissued common stock.

Impact of the Reverse Stock Split, if Implemented

It is recommended that the stockholders authorize the Certificate of Amendment to give authorization to the Board to approve and cause our management effect up to a 1-for-10 reverse stock split of our common stock at any time until December 21, 2018. Assuming that a reverse stock split would cause the trading price of our common stock to increase in the same proportion as the amount of the split, a reverse stock split would result in a proportionate increase in the quoted bid price of the common stock, thereby exceeding NASDAQ’s $1.00 minimum bid price requirement. On October 18, 2017, our common stock closed at a price of $0.44 with a trading volume of 183,075 shares. The average daily trading volume for our common stock for the three months ending October 18, 2017, 2017 was approximately 476,677 shares. Assuming a direct correlation between the number of shares before and after the reverse stock split, we expect that the new average daily trading volume for our common stock will be approximately 47,668 shares if the Board elects to effect a 1-for-10 reverse stock split.

For example, if the Board elects to effect a 1-for-10 reverse stock split, each 10 issued shares of our common stock held on the effective date will automatically be converted into one share of common stock. The reverse stock split conversion ratio would also have a proportionate effect on (i) shares of common stock issuable upon the exercise of outstanding stock options (and the respective exercise prices of the stock options would increase by a factor equal to the inverse of the split conversion ratio), (ii) the shares reserved under our 2017 Stock Incentive Plan, if approved by the stockholders, and (iii) the shares of common stock issuable upon the exercise of our outstanding warrants (and the respective exercise prices of the warrants would increase by a factor equal to the inverse of the split conversion ratio). The reverse stock split would not alter the rights associated with our common stock nor would it change the number of authorized shares of common stock. As explained below, no fractional shares will be issued.

Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the implementation of the reverse stock split include, without limitation, the following:

•	There can be no assurance that the reverse stock split will increase the per share price for our common stock. The reverse stock split also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.

•	There can be no assurance that we can regain compliance with the minimum bid price requirement of NASDAQ for our common stock, and there can be no assurance that we will continue to meet the other listing requirements of The NASDAQ Capital Market. If our common stock is delisted, it could be more difficult to buy or sell our common stock and to obtain accurate quotations, and the price of our stock could suffer a material decline.

•	Although the reverse stock split will not, by itself, impact our assets or prospects, if the fair market value per share of the common stock does not increase proportionately to the decrease in the number of shares of common stock outstanding, the Company’s aggregate market value will decrease.

•	We will have fewer shares that are publicly traded. As a result, the trading liquidity of our Common Stock may decline.

•	If the maximum 1-for-10 reverse split is authorized and declared, the reverse split would result in holders of fewer than 1,000 shares holding an “odd lot” or less than 100 shares. A securities transaction of 100 or more shares is a “round lot” transaction of shares for securities trading purposes and a transaction of less than 100 shares is an “odd lot” transaction. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

•	Because the number of authorized shares of the Company’s common stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. The Company could also use authorized but unissued and unreserved shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. We do not currently have any plans, proposals, or arrangements at this time to issue any of the additional authorized shares of common stock realized as a result of a reverse stock split for any future acquisitions or financings or any other purpose.

Procedure for Effecting the Reverse Stock Split

If this Proposal Three is approved by the stockholders and the Board decides to implement the reverse stock split at any time before December 21, 2018, if at all, the Company will promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment (referred to as the “reverse stock split effective date”). Beginning on the reverse stock split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Appendix B to this Proxy Statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable conversion ratio for the reverse stock split.

After the reverse stock split effective date, our common stock will have a new CUSIP number, which is a number used to identify our securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.

After the reverse stock split effective date, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. Unless our common stock is delisted by NASDAQ because of our failure to comply with the $1.00 minimum bid price requirement, our common stock will continue to be listed on The NASDAQ Capital Market under the symbol “BPTH.”

Effect of Reverse Stock Split Resulting in Fractions of A Share

No fractional shares of common stock will be issued in connection with the reverse stock split. If as a result of the reverse stock split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive one whole share in lieu of the issuance of any such fractional share.

Effect on Certificated Shares

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. We expect our transfer agent, American Stock Transfer & Trust Company, LLC, to serve as our exchange agent to facilitate the exchange of stock certificates. Stockholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of the common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (“New Certificates”). No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange the stockholder’s Old Certificates. Stockholders will then receive the New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

If any Old Certificates have a restrictive legend on the back of the Old Certificates, the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT.

STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Effect on Registered “Book-Entry” Holders of Common Stock

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Effect on Beneficial Holders of Common Stock (i.e., Stockholders Who Hold in “Street Name”)

Upon the effectiveness of the reverse stock split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect of Reverse Split on Number of Shares Outstanding

The following table sets forth the number of shares of our common stock outstanding after each potential reverse stock split ranging from a 1-for-2 split to a 1 for 10 split, based on 100,056,988 shares of common stock outstanding as of October 18, 2017. The numbers shown below assume that fractional shares are rounded up to one whole share in accordance with the description set forth under the heading “Effect of Reverse Stock Split Resulting in Fractions of A Share.”

Potential Reverse Stock Split	Post-Split Common Stock Shares Outstanding
1 for 2	50,028,494
1 for 3	33,352,329
1 for 4	25,014,247
1 for 5	20,011,398
1 for 6	16,676,165
1 for 7	14,293,855
1 for 8	12,507,124
1 for 9	11,117,443
1 for 10	10,005,699

Effect of Reverse Split on Number of Authorized Shares Available for Issuance

As of October 18, 2017, we had a total of 15,515,698 of our 200,000,000 authorized shares of common stock either issued or reserved for (i) exercise of options granted or future grants available under the 2007 Stock Incentive Plan; and (ii) exercise of outstanding warrants. The table below illustrates the effect on the number of authorized shares of the common stock available for issuance as a result of each potential reverse split ranging from a 1-for-2 split to a 1 for 10 split, based on 100,056,988 shares of common stock outstanding as of October 18, 2017, assuming that the 2017 Stock Incentive Plan is approved by stockholders. While the number of authorized shares remains constant, the effect of a reverse split would result in an increased number of available authorized unissued shares. The numbers shown below assume that fractional shares are rounded up to one whole share in accordance with the description set forth under the heading “Effect of Reverse Stock Split Resulting in Fractions of A Share.”

Potential Reverse Stock Split	Post-Split Common Stock Issued or Reserved(1)	Authorized Common Stock	Unissued Post- Split Common Stock Available
1 for 2	63,786,343	200,000,000	136,213,657
1 for 3	42,524,229	200,000,000	157,475,771
1 for 4	31,893,172	200,000,000	168,106,828
1 for 5	25,514,537	200,000,000	174,485,463
1 for 6	21,262,114	200,000,000	178,737,886
1 for 7	18,224,669	200,000,000	181,775,331
1 for 8	15,946,586	200,000,000	184,053,414
1 for 9	14,174,743	200,000,000	185,825,257
1 for 10	12,757,269	200,000,000	187,242,731

(1) Includes (i) 100,056,988 pre-split shares of common stock issued and outstanding as of October 18, 2017; (ii) 15,515,698 pre-split shares of common stock reserved for exercise of options granted or future grants available under the 2007 Stock Incentive Plan and exercise of outstanding warrants as of October 18, 2017; and (iii) 12,000,000 pre-split shares of common stock to be reserved under the 2017 Stock Incentive Plan if approved by stockholders. Shares of common stock that are reserved for future grants under the 2007 Stock Incentive Plan will become unreserved upon expiration of the 2007 Stock Incentive Plan.

As stated previously, our intent for requesting stockholder approval to reverse split the common stock is to keep the common stock eligible to be quoted on The NASDAQ Capital Market. We do not currently have any plans, proposals, or arrangements at this time to issue any of the additional authorized shares of common stock realized as a result of a reverse stock split for any future acquisitions or financings or any other purpose.

The actual reverse stock split ratio shall be determined by the Board based upon, among other things, the factors set forth above under “Determination of Reverse Stock Split Ratio.”

We do not believe that a reverse stock split at any of the proposed ratios would reduce, to any significant extent, the number of stockholders of record (which does not include stockholders holding shares in "street name").

Anti-takeover Implications of Reverse Stock Split

As a result of a reverse stock split, the number of authorized, but unissued shares of our common stock will increase as shown in the table above. As of October 18, 2017, we had 84,427,314 shares of authorized, unissued and non-reserved shares of our common stock available for issuance, which does not factor in 12,000,000 pre-split shares of common stock to be reserved under the 2017 Stock Incentive Plan if approved by stockholders. If the maximum reverse split ratio of 1 share for each 10 existing outstanding shares is adopted by the Board following adoption of this Proposal Three by the stockholders, then the number of authorized, unissued and non-reserved shares of our common stock available for issuance would increase to 187,242,731 shares, which does factor in 12,000,000 pre-split shares of common stock to be reserved under the 2017 Stock Incentive Plan if approved by stockholders. Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. However, as indicated above, the purpose of the reverse split is to maintain our listing on The NASDAQ Capital Market, and not to construct or enable any anti-takeover defense or mechanism on our behalf. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

No Going Private Transaction

Notwithstanding the change in the number of outstanding shares following the reverse stock split, this transaction is not the first part of a Rule 13e-3 Going Private Transaction as defined in paragraph (a)(3)(i) of that regulation, as the reverse stock split proposal is solely for the purpose of maintaining our listing on The NASDAQ Capital Market.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to the Company’s Certificate of Incorporation to effect the reverse stock split, and the Company will not independently provide stockholders with any such right.

Accounting Matters

The par value of our common stock will remain unchanged at $0.001 per share following the reverse stock split. The capital account of the Company will also remain unchanged, and we do not anticipate that any other accounting consequences will arise as a result of the reverse split.

Certain United States Federal Income Tax Consequences

The reverse stock split of our common stock should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, stockholders should not recognize gain or loss upon the reverse stock split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the reverse stock split (including any fraction of a new share deemed to have been received) should equal the aggregate tax basis of the shares of common stock surrendered, and such stockholder’s holding period for the shares of the common stock received should include the holding period for the shares of the common stock surrendered. Stockholders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

Required Vote

The affirmative vote of a majority of the outstanding shares entitled to vote is required to approve this Proposal Three. A properly executed proxy marked “Abstain” with respect to Proposal Three will not be voted with respect to Proposal Three, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Proposal Three is considered a “routine” matter. As such, brokerage firms will have authority to vote customers’ unvoted shares held by the firms in “street name” on Proposal Three. For the approval of Proposal Three, you may vote “FOR” or “AGAINST” or abstain from voting.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of up to 1-for-10, to be determined by the Board.

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Company’s independent registered public accounting firm being recommended to stockholders for ratification for the fiscal year ending December 31, 2017 is BDO USA, LLP (“BDO”). The Company’s independent registered public accounting firm for the period beginning January 1, 2016 and ending July 28, 2016 was Mantyla McReynolds LLC (“Mantyla McReynolds”). We received notice from Mantyla McReynolds on July 28, 2016, that Mantyla McReynolds merged with BDO, and that as a result, Mantyla McReynolds would not stand for reappointment as our independent registered public accounting firm for the fiscal year ended December 31, 2016. On July 29, 2016,we engaged BDO as our new independent registered public accounting firm for and with respect to the fiscal year ended December 31, 2016. The engagement of BDO was approved by our Audit Committee on July 29, 2016.

Mantyla McReynolds’s report on our consolidated financial statements for fiscal year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Mantyla McReynolds did not issue a report on our consolidated financial statements for the fiscal year ended December 31, 2016.

During our fiscal year ended December 31, 2015 and during the subsequent interim period through July 28, 2016, there were (i) no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, would have caused Mantyla McReynolds to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During our fiscal year ended December 31, 2015 and during the subsequent interim period through July 29, 2016, neither the Company nor anyone acting on our behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Audit services provided by Mantyla McReynolds and BDO during the 2016 and 2015 fiscal years included the audit of our annual financial statements and services related to filings with the SEC and other regulatory bodies.

Principal Accountant Fees and Services

For the fiscal year ended December 31, 2015 and the subsequent interim period through July 28, 2016, Mantyla McReynolds, as our independent registered public accounting firm during such time, billed the approximate fees set forth in the first table below. During the interim period from July 29, 2016 through December 31, 2016, BDO, as our independent registered public accounting firm during such time, billed the approximate fees set forth in the second table below. The Board has considered the respective services provided by Mantyla McReynolds and BDO and has concluded that such services are compatible with the independence of Mantyla McReynolds and BDO as our principal accountants during the respective periods.

For the fiscal years 2016 and 2015, the Board pre-approved all services described in the footnotes to the tables below. For fiscal years 2016 and 2015, no hours expended on Mantyla McReynolds’s or BDO’s engagement to audit our financial statements were attributed to work performed by persons other than full-time, permanent employees of Mantyla McReynolds or BDO, as applicable.

The table below sets forth the aggregate fees billed to the Company by Mantyla McReynolds for services rendered for the fiscal year ended December 31, 2015 and the subsequent interim period through July 28, 2016 (in thousands).

	January 1, 2016 – July 28, 2016	2015
Audit fees (1)	$86	$102
Audit-related fees (2)	—	—
Tax fees (3)	—	3
Other fees (4)	—	—
Total	$86	$105

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting, reviews of the interim condensed consolidated financial statements included in quarterly filings, and services that are normally provided by Mantyla McReynolds in connection with statutory and regulatory filings or engagements, including consents, except those not required by statute or regulation.

(2)	Audit-related fees consist of fees billed by Mantyla McReynolds for assurance and related services. These fees include services provided in conjunction with due diligence services and employee benefit plan audits.

(3)	Tax fees consist of fees billed for professional services rendered by Mantyla McReynolds for state and federal tax compliance and advice, and tax planning.

(4)	Other fees consist of fees billed by Mantyla McReynolds for professional services other than those relating to audit fees, audit-related fees and tax fees.

The table below sets forth the aggregate fees billed to the Company by BDO for services rendered for the interim period from July 29, 2016 through December 31, 2016 (in thousands).

July 29, 2016 – December 31, 2016
Audit fees (1)	$71
Audit-related fees (2)	—
Tax fees (3)	3
Other fees (4)	—
Total	$74

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting, reviews of the interim condensed consolidated financial statements included in quarterly filings, and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements, including consents, except those not required by statute or regulation.

(2)	Audit-related fees consist of fees billed by BDO for assurance and related services. These fees include services provided in conjunction with due diligence services and employee benefit plan audits.

(3)	Tax fees consist of fees billed for professional services rendered by BDO for state and federal tax compliance and advice, and tax planning.

(4)	Other fees consist of fees billed by BDO for professional services other than those relating to audit fees, audit-related fees and tax fees.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any blanket pre-approval policies and procedures. Instead, the Audit Committee will pre-approve the provision of all audit or non-audit services.

Appointment for 2017

The Audit Committee approved the selection of BDO as our independent registered public accounting firm for the 2017 fiscal year and is asking stockholders for ratification of their selection. A representative of BDO may be present at the Annual Meeting. If a representative is not present at the Annual Meeting, however, we anticipate that representatives of BDO will be available telephonically and will have an opportunity to make a statement, if he or she desires to do so, and will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

Required Vote

The affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on Proposal Four which are present in person or by proxy at the Annual Meeting will be required for approval of Proposal Four. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement; however, our Board is submitting the selection of BDO to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of BDO, the Audit Committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A properly executed proxy marked “Abstain” with respect to Proposal Four will not be voted with respect to Proposal Four, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote. Proposal Four is considered a “routine” matter. As such, brokerage firms will have authority to vote customers’ unvoted shares held by the firms in “street name” on Proposal Four.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the ratification of the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit Committee has met and held discussions with management and BDO USA, LLP, our independent registered public accounting firm to ascertain compliance with Section 404 of the Sarbanes-Oxley Act and to perform the internal audit function. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the financial statements with management and BDO USA, LLP both with and without management present. In addition, the Audit Committee has discussed with BDO USA, LLP all communications required by generally accepted auditing standards, including those required to be discussed by standards as currently in effect adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received written disclosures and the letter from our independent registered public accounting firm required by the PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with our independent registered public accounting firm matters pertaining to their independence. The Audit Committee has discussed with our independent auditors all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

Based on the Audit Committee’s discussions with management and our independent auditors, and the Audit Committee’s review of the audited financial statements, representations of management and the report of the independent registered accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the SEC. The Audit Committee appointed BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to stockholder ratification.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Heath W. Cleaver (Chair)

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card will vote on such matters according to their best judgment.

Annual Report

A copy of our Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2016, accompanies this Proxy Statement and is available on our website at http://www.biopathholdings.com/sec-filings/, but is not to be deemed a part of the proxy soliciting material.

Stockholder Proposals for 2018 Annual Meeting

The date by which stockholder proposals must be received by the Company for inclusion in our Proxy Statement and Form of Proxy for the 2018 Annual Meeting is July 6, 2018. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2018 Annual Meeting of stockholders must also be received by us no later than October 22, 2018, in order that they may be considered at that meeting. The proxy solicited by the Board for the 2017 Annual Meeting will confer discretionary authority to vote on any proposal presented by a stockholder, and required or permitted to be voted on, at that meeting for which the Company has not been provided with notice on or prior to this date.

By Order of the Board

/s/ Peter H. Nielsen
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy card. Please see the instructions on the proxy and voting instruction card. Submitting a proxy card or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

APPENDIX A

BIO-PATH HOLDINGS, INC.

2017 STOCK INCENTIVE PLAN

Effective October 23, 2017, the Board of Directors of Bio-Path Holdings, Inc., a Delaware corporation, adopted this Bio-Path Holdings, Inc. 2017 Stock Incentive Plan, subject to the approval of the stockholders in accordance with the bylaws of Bio-Path Holdings, Inc.

SECTION 1
PURPOSE OF THIS PLAN

1.1           Eligible Award Recipients. The persons eligible to receive Awards under the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan (the “Plan”) are the Employees, Directors and Consultants who are responsible for or contribute to the management, growth and success of Bio-Path Holdings, Inc. (the “Company”) and its Affiliates.

1.2           General Purpose. The Company, by means of the Plan, seeks to retain and attract Employees, Directors and Consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such Persons to participate in the long-term success and growth of the Company through the granting of the following Awards: (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Restricted Shares, (iv) Restricted Share Units, (v) Stock Appreciation Rights, (vi) Performance-Based Awards; or (vii) any other award the Plan Administrator, in its sole and absolute discretion, deems appropriate to meet the objectives of this Plan.

SECTION 2
DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

2.1           Affiliate. “Affiliate” shall mean, when used hereunder in connection with an Incentive Stock Option, any Parent Corporation or Subsidiary Corporation; when used hereunder in connection a Non-Qualified Stock Option or other Award intended to be exempt from Section 409A of the Code, any entity related to the Company under Section 414 of the Code, as modified by Section 409A of the Code; and for all other purposes hereunder, any entity controlling, controlled by, or under common control with the Company, in all instances, whether now or hereafter existing.

2.2           Award. “Award” shall mean the grant under this Plan of a Stock Option, a Restricted Share, a Restricted Share Unit, a Stock Appreciation Right, a Performance-Based Award or any other grant of incentive compensation pursuant to this Plan.

2.3           Award Agreement. “Award Agreement” shall mean the written agreement evidencing the terms and conditions of a grant of one or more Awards under this Plan to an Eligible Person. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.4           Award Date. “Award Date” shall mean the date on which an Award is granted to an Eligible Person.

2.5           Award Term. “Award Term” shall mean the maximum period during which a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.

2.6           Board. “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.7           Breach Event. “Breach Event” shall mean the Participant’s breach or default of an agreement, commitment or obligation to or with the Company or any Affiliate either during Participant’s Continuous Service or after Participant’s Termination Date, including, without limitation, breaching a confidentiality, noncompetition or non-solicitation agreement, covenant or obligation. The determination of whether a Breach Event has occurred shall be made in the sole and absolute discretion of the Plan Administrator.

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2.8           Cause. “Cause” shall mean (a) Participant’s commission of any action constituting a criminal felony (other than automobile related violations) or other serious crime; (b) Participant’s willful and continued refusal to follow reasonable instructions of the Board or the Participant’s supervisor or manager, in each case which are material to the Company’s operations or prospects and only after the Board provides written notice to the Participant which identifies with reasonable specificity the manner in which the Participant refused to follow such instructions and Participant has been provided a reasonable opportunity to cure such deficiency; (c) Participant’s engagement in conduct that is materially injurious to the Company or an Affiliate; and (d) Participant devoting less than substantially all of his full time during normal business hours to the Company and which is not promptly cured after written notice from the Board or the Participant’s supervisor or manager to the Participant. If a Participant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of “Cause,” the definition therein contained shall constitute “Cause” for purposes of this Plan in addition to the above definition. The determination of a Participant’s termination for “Cause” shall be made in the sole and absolute discretion of the Plan Administrator.

2.9           Change in Control. “Change in Control” shall mean the occurrence of any one of the following events:

(a)          a sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis;

(b)          the acquisition of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Company;

(c)          the failure at any annual or special meeting of the Company’s stockholders held during the three-year period following a “solicitation in opposition” as defined in Rule 14a-6 promulgated under the Exchange Act, of a majority of the persons nominated by the Company in the proxy material mailed to shareholders by the management of the Company to win election to seats on the Board (such majority calculated based upon the total number of persons nominated by the Company failing to win election to seats on the Board divided by the total number of Board members of the Board as of the beginning of such three year period), excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting

(d)          a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as amended from time to time. The determination of whether a “Change in Control” has occurred shall be made in the sole and absolute discretion of the Board.

2.10         Code. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation), along with the regulations and guidance published in the Internal Revenue Bulletin from time to time.

2.11         Committee. “Committee” shall mean the Compensation Committee of the Board; provided, however, that in the event the Compensation Committee is not comprised solely of Outside Directors, then, with respect to any Performance-Based Award granted under this Plan to a Covered Employee, the Committee shall mean the two or more Outside Directors appointed by the Board to administer the Plan with respect to such Award.

2.12         Common Stock. “Common Stock” shall mean the authorized shares of common stock of the Company, par value $0.001 per share.

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2.13         Company. “Company” shall mean Bio-Path Holdings, Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto.

2.14         Consultant. “Consultant” shall mean any Person, including an advisor, engaged by the Company or any Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or any Affiliate pursuant to a written agreement. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their service as a Director or Directors who are paid by the Company for their service as a Director in accordance with any Director compensation policies adopted by the Board from time to time.

2.15         Continuous Service. “Continuous Service” means that the Participant’s service with the Company or any Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or any Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, with respect to an Incentive Stock Option, an Employee’s Continuous Service shall be deemed to have terminated in the event of a change in capacity from an Employee to a Consultant or non-Employee Director. The Plan Administrator will determine, in its sole and absolute discretion, whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

2.16         Covered Employee. “Covered Employee” shall mean the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.17         Director. “Director” shall mean a member of the Board, whether an Employee, former Employee, Outside Director or other non-Employee member.

2.18         Disability. “Disability” shall mean the Participant’s permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The term “Disability” shall also include any definition of disability that may be contained in any long-term disability plan maintained or sponsored by the Company from time to time. The determination of a Participant’s “Disability” shall be made in the sole and absolute discretion of the Plan Administrator.

2.19         Effective Date. “Effective Date” shall mean the date on which the Plan is approved by the stockholders of the Company in accordance with the bylaws of the Company.

2.20         Eligible Person. “Eligible Person” shall mean an Employee, Consultant, or Director eligible to receive an Award under Section 5 of this Plan.

2.21         Employee. “Employee” shall mean, for purposes of this Plan, a common-law employee of the Company or any Affiliate. Mere service as a Director or payment in accordance with any Director compensation policies adopted by the Board from time to time shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.22         Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

2.23         Exercise Agreement. “Exercise Agreement” shall mean the written or electronic agreement delivered by Participant to the Plan Administrator to evidence Participant’s exercise of those rights provided under the applicable Award Agreement.

2.24         Exercise Date. “Exercise Date” shall mean the date set forth in the Exercise Agreement on which Participant exercises those rights provided under the applicable Award Agreement.

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2.25         Exercise Price. “Exercise Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon exercise of an Award.

2.26         Expiration Date. “Expiration Date” shall mean the date that is ten (10) years from the Effective Date, or, in the event the Plan is subsequently amended to make any change described in clause (iii) of subsection 18.1, the date that is ten (10) years from the earlier of the date on which such amendment is approved by the Board or the stockholders of the Company in accordance with the bylaws of the Company.

2.27         Fair Market Value. “Fair Market Value” shall mean, with respect to each Share,

(a)          If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq Capital Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator, in its sole and absolute discretion deems reliable;

(b)          If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or

(c)          In the absence of an established market for the Common Stock, the value established, in good faith, by the Board as of the determination date in accordance with the applicable regulations and guidance promulgated under Code Section 409A (or any successor provision thereto) and published in the Internal Revenue Bulletin.

2.28         Incentive Stock Option. “Incentive Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that qualifies as an “incentive stock option” pursuant to Section 422 of the Code (or any successor provision thereto).

2.29         Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an Incentive Stock Option but that does not, for any reason whatsoever, qualify as an Incentive Stock Option).

2.30         Outside Director. “Outside Director” shall have the meaning set forth in Section 162(m) of the Code (or any successor provision thereto).

2.31         Parent Corporation. “Parent Corporation” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, provided each entity in the unbroken chain (other than the Company) owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an Award of an Incentive Stock Option, the term “Parent Corporation” shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

2.32         Participant. “Participant” shall mean any Eligible Person who has been granted and holds an Award granted pursuant to this Plan.

2.33         Performance-Based Award. “Performance-Based Award” shall mean an Award the benefit of which is paid on account of the attainment (as certified in writing by the Plan Administrator) of one or more objective Performance Goals.

2.34         Performance Goal. “Performance Goal” shall mean the financial or other operational targets that need to be achieved as a condition for the Participant to receive a payment under a Performance-Based Award. Each Performance Goal shall be established by the Plan Administrator no later than the 90th day after the commencement of the Performance Period (or, if earlier, the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed), and shall be based on one or more Performance Metrics, as determined by the Plan Administrator.

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2.35         Performance Metrics. “Performance Metrics” shall mean any of the following: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; EBITDA growth; adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total stockholder return; total stockholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives. Performance Metrics may be established on a consolidated basis, company-wide basis or with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. For purposes of calculating a Performance Metric, the following items may be disregarded: (i) a change in accounting principle, (ii) financing activities, (iii) intercompany dividends, (iv) expenses for restructuring or productivity initiatives, (v) other non-operating items, (vi) acquisitions or dispositions, (vii) discontinued operations, (viii) unusual or extraordinary events, transactions or developments, (ix) amortization of intangible assets, other significant income or expense outside of core on-going business activities, (x) other nonrecurring, unusual or infrequent items or events, and (xi) changes in the Code or other applicable law, as determined in the sole discretion of the Plan Administrator.

2.36         Performance Period. “Performance Period” shall mean the period over which a Performance Metric is measured, which may be on a periodic, annual, cumulative or average basis.

2.37         Person. “Person” shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, estate or other entity or organization.

2.38         Plan. “Plan” shall mean the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan, as amended from time to time.

2.39         Plan Administrator. “Plan Administrator” shall mean the Board or the Committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof.

2.40         Purchase Price. “Purchase Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon grant of an Award of Restricted Shares.

2.41         Restricted Shares. “Restricted Shares” shall mean any Shares granted pursuant to Section 9 of this Plan that are subject to transferability restrictions and a substantial risk of forfeiture.

2.42         Restricted Share Units. “Restricted Share Units” shall mean any Award granted pursuant to Section 10 of this Plan denominated in Shares and subject to the terms, conditions and restrictions determined by the Plan Administrator and set forth in the applicable Award Agreement.

2.43         Restriction Period. “Restriction Period” shall mean the period during which Restricted Shares issued pursuant to Section 9 hereof or Restricted Share Units issued pursuant to Section 10 hereof are subject to transferability restrictions and a substantial risk of forfeiture.

2.44         Retirement. “Retirement” shall mean the Participant’s termination of Continuous Service at any time after the attainment of age 65, provided that such Participant has provided at least five years of Continuous Service.

2.45         Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

2.46         Shares. “Shares” shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.47         Stock Appreciation Right. “Stock Appreciation Right” shall mean any Award granted pursuant to Section 7 of this Plan for the right to receive cash, Shares or a combination of both, with a value equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date.

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2.48         Stock Option. “Stock Option” shall mean any Incentive Stock Option or Non-Qualified Stock Option.

2.49         Subsidiary Corporation. “Subsidiary Corporation” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an Award of an Incentive Stock Option, the term “Subsidiary Corporation” shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

2.50         Ten Percent Stockholder. “Ten Percent Stockholder” shall mean an individual who, at the time a Stock Option is granted pursuant to Section 6 hereof, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

2.51         Termination Date. “Termination Date” shall mean the date on which Participant’s Continuous Service with the Company (and all Affiliates) terminates due to death, Disability, voluntary termination, with or without Cause, or otherwise.

SECTION 3
ADMINISTRATION OF THE PLAN

3.1           Administration of Plan.

(a)          The Plan shall be administered by, and the Plan Administrator shall be, the Committee; provided, however, that any power, authority or discretion granted to the Committee as the Plan Administrator may also be taken by the Board (subject to Section 3.1(c)); provided, further, that (i) if a transaction is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by the Committee and (ii) if a transaction is intended to be exempt under Rule 16b-3 of the Exchange Act, it shall be structured to satisfy the requirements for exemption under Rule 16b-3 of the Exchange Act.

(b)          The Committee shall be authorized to act with respect to all matters relating to the administration of the Plan. The Committee will act by a majority of its members (or by unanimous vote if the Committee is comprised of two (2) members). To the extent the Committee shall cease to exist or no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

(c)          Notwithstanding anything contained herein to the contrary, any action taken by the Board under this Plan shall require the affirmative vote of a majority of Directors who are independent, if any, as determined under the rules of any national securities exchange on which the Common Stock is listed or traded or, if the Common Stock is not listed or traded on any national securities exchange, The NASDAQ Stock Market.

3.2           Powers of the Plan Administrator. The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

(a)          To determine from time to time which Eligible Persons shall be granted Awards under the Plan, provided that any Award granted to a member of the Committee shall be subject to the approval or ratification of the Board;

(b)          To determine when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such Person; the Exercise Price or the Purchase Price for Shares under an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award and any restrictions on Shares acquired pursuant to an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate and as are not inconsistent with the terms of the Plan;

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(c)          To determine whether, to what extent, and under what circumstances, to allow alternative payment options to exercise Awards, or pay withholding taxes imposed upon the grant, exercise or vesting of any Award, and the terms and conditions of such payment options;

(d)          To rely upon Employees for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(e)          To accelerate or defer (with the consent of the subject Participant) the vesting of any rights under an Award;

(f)          To establish, amend and revoke such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

(g)          To delegate to one or more Persons the right to act on its behalf in such matters as authorized by the Plan Administrator;

(h)          To construe and interpret the Plan and Award Agreements issued hereunder;

(i)          To amend the Plan or an Award Agreement to the extent provided under Section 18 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(j)          To take any and all other actions that are deemed necessary or advisable by the Plan Administrator for the administration of the Plan.

3.3           Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the Committee or the Board acting as Plan Administrator, and any officer or Employee of the Company or any Affiliate acting at the direction of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 19.6 hereof, be fully indemnified by the Company with respect to any such action or determination.

SECTION 4
SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS

4.1           Share Reserve. Except as otherwise provided in this Section 4 and subsection 17.1, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 12,000,000. All or any portion of the Share reserve may be issued in connection with the exercise of Incentive Stock Options. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be issued Shares that have been repurchased or acquired by the Company, including shares purchased by the Company on the open market for purposes of the Plan.

4.2           Maximum Award to Eligible Person.

(a)          The maximum number of Shares with respect to which Awards may be granted to an Eligible Person during any calendar year shall not exceed 3,000,000. For purposes of this subsection 4.2(a), an Award that has been granted to an Eligible Person during the calendar year, but which is subsequently forfeited or otherwise cancelled will be counted against the maximum number of Shares with respect to which Awards may be granted to such Eligible Person.

(b)          No non-Employee Director may be granted Awards covering Shares having a Fair Market Value of more than $300,000 on the grant date in any one calendar year.

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4.3           Cancellation, Expiration, or Forfeiture of Award. To the extent that any Award granted pursuant to this Plan shall, on and after the Effective Date hereof, be forfeited, expire or be cancelled, in whole or in part, then the number of Shares subject to the Plan, as provided in subsection 4.1 (other than Shares issued with respect to Incentive Stock Options), shall be increased by the portion of such awards so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan.

4.4           Payment in Shares. Notwithstanding anything contained herein to the contrary, Shares tendered in payment of the Exercise Price, Purchase Price or withholding taxes with respect to an Award shall not become, or again be, available for Awards under this Plan.

4.5           Awards Payable in Shares. The grant of Awards that may not be satisfied by issuance of Shares shall not count against the maximum number of Shares that may be issued under the Plan pursuant to subsection 4.1. Shares attributable to Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under the Plan pursuant to subsection 4.1.

4.6           Repurchases of Shares. If Shares issued in connection with any Award granted pursuant to this Plan, shall, on and after the Effective Date, be repurchased by the Company, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall not be increased by that portion of the Shares repurchased by the Company and such repurchased Shares may not again be awarded pursuant to the provisions of this Plan.

4.7           Issuance of Share Certificates. Prior to the issuance of Common Stock hereunder, whether upon grant, exercise, or purchase under the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award Agreement; payment or other provision for any applicable tax withholding obligations; and all documents to be executed and delivered by Participant in accordance with the provisions of this Plan and the applicable Award Agreement or as may otherwise be required by the Company or the Plan Administrator, including, without limitation, with respect to Restricted Shares, a stock power, endorsed in blank, relating to the Shares covered by such Award. The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate in the name of Participant, provided that stock certificates evidencing Restricted Shares granted pursuant to this Plan shall, if directed by the Company, be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If certificates are issued, a separate certificate or certificates will be issued for Shares issued in connection with each type of Award granted to the Participant.

SECTION 5
ELIGIBILITY

5.1           Persons Eligible to Participate. The Plan Administrator shall determine, within the limitations of the Plan, the Employees, Consultants, and Directors to whom Awards are to be granted. In making the determination of whether to grant an Award to an Employee, Consultant, or Director, as well as the determination of the type of Award and terms of such Award, the Plan Administrator may consider such factors as the Plan Administrator, in its sole and absolute discretion, may deem relevant in connection with the purposes of this Plan.

5.2           Evidence of Participation. Each Award granted to an Eligible Person shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan. The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of the terms of the Plan. Each Award will be deemed to have been granted as of the date on which the Plan Administrator has completed the action declaring the Award, which date shall be specified by the Plan Administrator in the applicable Award Agreement, notwithstanding any delay which may elapse in executing and delivering such Award Agreement.

SECTION 6
STOCK OPTIONS

6.1           Grant of Stock Options. The Plan Administrator may, in its sole and absolute discretion, grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person; provided, however, that Incentive Stock Options may only be granted to Employees. Each Eligible Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator and set forth in an Award Agreement. The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award, whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, and such other terms or conditions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

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6.2           Award Term. No Stock Option shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant’s Award Agreement. Notwithstanding any provision to the contrary, the Award Term of any Stock Option granted under this Plan shall not exceed ten (10) years from the Award Date; provided, however, that no Incentive Stock Option granted to a Ten Percent Stockholder will be exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

6.3           Exercise Price. The Exercise Price of each Stock Option granted under this Section 6 shall be established by the Plan Administrator as of the Award Date. Notwithstanding the foregoing, the Exercise Price of any Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Award Date (or if greater, the par value of such Common Stock) or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value of a Share on the Award Date.

6.4           Vesting of Stock Options. Except as may otherwise be provided in an Award Agreement, each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Option. Except as otherwise provided under subsection 17.2 herein, each Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option to the extent the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

6.5           Transferability of Option.

(a)          Rights to Transfer. A Stock Option shall be transferable to the extent provided in the Award Agreement; provided, however, that an Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant. If the Award Agreement does not provide for transferability, then the Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Participant only by Participant.

(b)          Evidence of Rights. The transferee of a Stock Option shall not be permitted to exercise the Stock Option unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

6.6           Qualification of Incentive Stock Options.

(a)          Stockholder Approval of Plan. To the extent stockholder approval of this Plan is required by Section 422 of the Code, no Eligible Person shall be granted an Incentive Stock Option unless this Plan is approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted (or, if applicable, amended pursuant to clause (iii) of subsection 18.1) by the Board.

(b)          Fair Market Value Restrictions. To the extent that the aggregate Fair Market Value (determined on the Award Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

(c)          Termination of Authority to Issue Incentive Stock Options. Notwithstanding any provision of this Plan to the contrary, no Incentive Stock Option shall be granted to any Employee after the Expiration Date.

(d)          Qualification of Incentive Stock Option. To the extent that a Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to timely approve the Plan, or the time or manner of its exercise or otherwise) such Stock Option or the portion thereof that does not qualify as an Incentive Stock Option shall be deemed to constitute a Non-Qualified Stock Option under this Plan.

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(e)          Failure to Qualify. Notwithstanding any provision herein to the contrary, none of the Plan Administrator, the Company, any Affiliates, or the directors, officers or employees of the foregoing, shall have any liability to any Participant or any other Person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time.

6.7           Payment in Lieu of Shares. Notwithstanding any provision to the contrary herein, upon exercise of any one or more Stock Options on or after Participant’s Termination Date, the Company may, in lieu of the issuance of Shares, remit to Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) a lump sum cash payment equal to the Fair Market Value of the Common Stock that would otherwise be issued under the applicable Stock Option(s), less the aggregate Exercise Price; provided, however, that such payment shall not be made unless the Company has sufficient capital and liquidity, as determined by the Board, in its sole and absolute discretion, to make such cash payment.

SECTION 7
STOCK APPRECIATION RIGHTS

7.1           Grant of Stock Appreciation Rights. The Plan Administrator may grant Stock Appreciation Rights, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual. Each Stock Appreciation Right shall be evidenced by an Award Agreement, which shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan.

7.2           Award Term. No Stock Appreciation Right shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant’s Award Agreement.

7.3           Exercise Price. The Exercise Price of each Stock Appreciation Right granted under this Section 7 shall be established by the Plan Administrator or shall be determined by a method established by the Plan Administrator as of the Award Date, but in no event shall the Exercise Price be less than the Fair Market Value of a Share on the Award Date.

7.4           Vesting of Stock Appreciation Rights. Except as may otherwise be provided in an Award Agreement, each Stock Appreciation Right granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Appreciation Right. Except as otherwise provided under subsection 17.2 herein, each Stock Appreciation Right shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Appreciation Right to the extent the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

7.5           Transferability.

(a)          Right to Transfer. Except to the extent otherwise provided in the applicable Award Agreement, a Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant.

(b)          Designation of Beneficiary. Notwithstanding the foregoing, Participant may, by delivering written notice to the Plan Administrator, in a form satisfactory to the Plan Administrator, designate a third party who, in the event of the death of Participant, shall thereafter be entitled to exercise the Stock Appreciation Right.

(c)          Evidence of Rights. The transferee of a Stock Appreciation Right shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

7.6           Payment of Benefit. Except as otherwise expressly provided in the applicable Award Agreement, Participant shall be paid for the value of the Stock Appreciation Right in cash, Shares, or a combination thereof, as determined by the Plan Administrator in its sole and absolute discretion.

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SECTION 8
EXERCISE OF STOCK OPTIONS AND
STOCK APPRECIATION RIGHTS

Each Stock Option and Stock Appreciation Right shall be exercised subject to, and in accordance with, this Section 8.

8.1           Time of Exercise.

(a)          Voluntary Termination of Service. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates (other than upon Participant’s death, Disability, Retirement by a Director, or for Cause, or upon occurrence of a Breach Event), Participant may exercise his Stock Option or Stock Appreciation Right (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is three (3) months from Participant’s Termination Date or (ii) the expiration of the Award Term. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event of a change in capacity of Participant from an Employee of the Company to either a non-Employee Director or Consultant, if Participant fails to exercise an Incentive Stock Option within the 3-month period from such Termination Date, as provided herein, the Incentive Stock Option shall, upon expiration of such 3-month period, become a Non-Qualified Stock Option under the Plan.

(b)          Death of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates by reason of such Participant’s death, Participant’s estate, heirs or designated beneficiary may exercise Participant’s Stock Option or Stock Appreciation Right (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is twelve (12) months from Participant’s Termination Date or (ii) the expiration of the Award Term.

(c)          Disability of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates by reason of such Participant’s Disability, Participant (or his legal representative) may exercise Participant’s Stock Option or Stock Appreciation Right (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is twelve (12) months from the Participant’s Termination Date or (ii) the expiration of the Award Term.

(d)          Retirement of Directors. Unless otherwise provided in the applicable Award Agreement, in the event of the Retirement of a Participant who is a Director, such Participant’s Stock Options or Stock Appreciation Rights will not terminate as a result of such Retirement, and such Participant shall be entitled to exercise such Stock Options or Stock Appreciation Rights (to the extent that Participant is entitled to exercise such Award as of the date of Retirement) during the applicable Award Term.

(e)          Discretion of Plan Administrator. The Plan Administrator shall have the sole discretion, exercisable at any time while the Stock Option or Stock Appreciation Right remains outstanding, to extend the time during which such Award is to remain exercisable following Participant’s Termination Date from the period otherwise in effect for that Award and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that the period in which the Award is exercisable shall not be extended to a date beyond the expiration of the Award Term. If the Plan Administrator extends the time during which an Incentive Stock Option will remain exercisable, then such extension shall be treated as the grant of a new Option as of the date of the extension.

(f)          Expiration of Award. If Participant does not exercise his Stock Option or Stock Appreciation Right within the periods specified in this Section 8, the Award shall terminate and will no longer be exercisable.

(g)          Lapsed and Cancelled Awards. Nothing contained in this Plan will be deemed to extend the term of an Award or to revive any Award that has previously lapsed or been cancelled, terminated or surrendered.

8.2           Procedure for Exercise. Each exercise of a Stock Option or Stock Appreciation Right shall be evidenced by an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) and shall be accompanied by payment, if applicable, of the Exercise Price and withholding taxes imposed upon exercise of the Award.

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SECTION 9
RESTRICTED SHARES

9.1           Grants of Restricted Shares. The Plan Administrator may, in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person granted Restricted Shares shall execute an Award Agreement setting forth the terms and conditions of such Restricted Shares, including, without limitation, the Purchase Price, if any; the Restriction Period, which shall in no event exceed ten (10) years from the Award Date, and conditions of forfeitability, whether based on performance standards, period of service or otherwise.

9.2           Payment for Restricted Shares. Upon Participant’s acceptance of an applicable Award Agreement for Restricted Shares, Participant shall pay to the Company the Purchase Price, if any, for the Restricted Shares. Such Purchase Price may be paid in any manner permitted under Section 15 herein and set forth in the applicable Award Agreement. The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.

9.3           Terms of Restricted Shares.

(a)          Forfeiture of Restricted Shares. Subject to subsection 9.3(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Shares shall be forfeited and returned to the Company and all rights of Participant with respect to such Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to the Restricted Shares.

(b)          Waiver of Restriction Period. Notwithstanding anything contained in this Section 9 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.

9.4           Transferability of Restricted Shares

(a)          Rights to Transfer. An Award of Restricted Shares shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Restricted Shares shall not be transferable except by will or by the laws of descent and distribution.

(b)          Evidence of Rights. The transferee of an Award of Restricted Shares shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

SECTION 10
RESTRICTED SHARE UNITS

10.1         Grant of Restricted Share Units. The Plan Administrator may, in its sole and absolute discretion, grant Restricted Share Units, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person granted Restricted Share Units shall execute an Award Agreement, which shall set forth such terms and conditions applicable to the Restricted Share Units as the Plan Administrator shall determine are appropriate and consistent with the provisions of the Plan, including the Restriction Period, which shall in no event exceed ten (10) years from the Award Date, and conditions of forfeitability, whether based on performance standards, period of service or otherwise. The Plan Administrator may, as of the Award Date, designate an Award of Restricted Share Units as a Performance-Based Award. A Restricted Share Unit shall represent an unfunded, unsecured right to receive one Share or cash equal to the Fair Market Value of a Share, as provided in the Award Agreement.

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10.2         Terms of Restricted Share Units.

(a)          Forfeiture of Restricted Share Units. Subject to subsection 9.2(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Share Units shall be forfeited and all rights of a Participant with respect to such Restricted Share Units shall terminate unless the Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine to be applicable with respect to the Restricted Share Units.

(b)          Waiver of Restriction Period. Notwithstanding anything contained in this Section 9 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Share Units) as the Plan Administrator shall deem appropriate.

10.3         Settlement. Except as otherwise provided in an applicable Award Agreement, Restricted Share Units shall be settled no later than March 15th of the calendar year following the end of the calendar year in which such Restricted Share Units are no longer subject to a substantial risk of forfeiture. Notwithstanding the foregoing, settlement may occur after such date if (i) it is administratively impracticable to settle a Restricted Share Unit by such date and such impracticability was unforeseeable on the Award Date, provided that settlement occurs as soon as administratively practicable thereafter; or (ii) settlement by such date would jeopardize the ability of the Company to continue as a going concern, provided that settlement occurs as soon as doing so would not have such effect.

10.4         Transferability of Restricted Share Units.

(a)          Rights to Transfer. An Award of Restricted Share Units shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Restricted Share Units shall not be transferable except by will or by the laws of descent and distribution.

(b)          Evidence of Rights. The transferee of an Award of Restricted Share Units shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

SECTION 11
PHANTOM SHARE AWARDS

11.1         Grants of Phantom Shares. The Plan Administrator may grant Phantom Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual. Each Phantom Share shall be evidenced by an Award Agreement, which shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan.

11.2         Award Accounts. Phantom Shares granted to a Participant shall be credited to a bookkeeping account to be maintained on behalf of such Participant. Participant shall not be entitled to the issuance of any Shares in connection with the grant of a Phantom Share. A Phantom Share shall represent an unfunded, unsecured right to receive one Share or cash equal to the Fair Market Value of a Share, as provided in the Award Agreement.

11.3         Vesting of Award. Participant shall be entitled to payment for each vested Phantom Share. Each Phantom Share shall vest separately in accordance with the vesting schedule or upon the occurrence of a designated event determined by the Plan Administrator, and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the applicable vesting schedule if the Plan Administrator determines, in its sole and absolute discretion that the acceleration of such vesting schedule would be in the best interest of the Company.

11.4         Settlement of Award. Except as otherwise provided in the applicable Award Agreement, an Award of Phantom Shares shall be settled, in cash, no later than March 15th of the calendar year following the end of the calendar year in which the Change in Control or other specified event occurs, or such later date as may be permitted under Section 409A of the Code without resulting in a violation of Section 409A of the Code. A Phantom Share shall represent an unfunded, unsecured right to receive cash equal to the Fair Market Value of a Share, as provided in the Award Agreement.

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SECTION 12
PERFORMANCE-BASED AWARDS

12.1         Grants of Performance-Based Awards. The Plan Administrator may grant Performance-Based Awards, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual. Each Performance-Based Award shall be evidenced by an Award Agreement, which agreement shall describe the terms of such Award, including the Performance Period, the Performance Goal(s) to be achieved, the Performance Metrics to be measured, whether such Award shall be forfeited upon termination of employment, the applicable settlement values upon achievement of the Performance Goals, and such other conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan.

12.2         Achievement of Performance Goals. The extent to which any applicable Performance Goal has been achieved shall be conclusively determined by the Plan Administrator in its sole and absolute discretion. If the Plan Administrator determines, in its sole and absolute discretion, that the established Performance Goals or Performance Metrics are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Plan Administrator deems satisfactory, the Plan Administrator may modify the performance measures or objectives and/or the performance period.

12.3         Payment of Award. Except as otherwise expressly provided in the applicable Award Agreement, Performance Awards shall be paid in cash, Shares, or a combination thereof, as determined by the Plan Administrator in its sole and absolute discretion. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole and absolute discretion of the Plan Administrator and set out in the applicable Award Agreement.

12.4         Awards to Covered Employees. The Plan Administrator shall take all reasonable steps to ensure that Awards issued to Covered Employees constitute “performance-based compensation” under Section 162(m) of the Code, unless the Plan Administrator determines, in its sole and absolute discretion, that doing so would be inconsistent with the purposes of this Plan or the interests of the Company.

SECTION 13
OTHER AWARDS

The Plan Administrator may grant to any Eligible Individual other forms of Awards based upon, payable in or otherwise related to, in whole or in part, the Common Stock, if the Plan Administrator, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in an Award Agreement that sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award and shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Plan Administrator, in its sole and absolute discretion.

SECTION 14
STOCKHOLDER RIGHTS

Except to the extent otherwise provided in the applicable Award Agreement, no Person shall have any rights as a stockholder of the Company with respect to any Shares of Common Stock subject to an Award unless and until such Person becomes the holder of record of such Shares pursuant to subsection 4.7 hereof, and except as otherwise permitted by subsection 17.1, no adjustment will be made for dividends or other distributions in respect of such Shares for which the record date is prior to the date on which such Person has become the holder of record. For these purposes, a Participant who receives a grant of Restricted Shares shall become a holder of record as of the Award Date or, if later, the date on which the applicable Purchase Price is paid, and shall thereafter be entitled to the voting and dividend rights appurtenant to such Shares.

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SECTION 15
PAYMENTS UNDER AWARDS

15.1         Consideration for Shares. Except as otherwise provided in this Plan, consideration for Shares purchased under Awards may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

(a)          by payment to the Company of the amount of such consideration by cash, wire transfer, certified check or bank draft;

(b)          by execution of a promissory note, to be submitted with a stock power, endorsed in blank relating to the Shares held as collateral for such note;

(c)          by “net exercise”, pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares with a Fair Market Value equal to the Exercise Price for the Award;

(d)          through a broker-dealer acting on behalf of Participant if (i) the broker-dealer has received a fully and duly endorsed copy of the Award Agreement and a fully and duly endorsed notice of exercise or purchase, along with written instructions signed by Participant requesting that the Company deliver Shares to the broker-dealer to be held in a designated account on behalf of Participant; (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon grant, exercise, or vesting; and (iii) the broker-dealer and Participant have otherwise complied with applicable securities laws;

(e)          through the delivery of unrestricted Shares having a Fair Market Value equal to the Exercise Price and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings on the Company’s financial statements) or that otherwise meet the conditions established by the Company to avoid adverse accounting consequences (as determined by the Company);

(f)          any combination of one or more methods described herein; or

(g)          any other consideration deemed acceptable by the Plan Administrator, in its sole and absolute discretion.

Notwithstanding any provision herein to the contrary, Participant shall not be permitted to exercise an Incentive Stock Option pursuant to paragraphs (c) - (g) above unless the Award Agreement specifically permits such method of exercise on the Award Date.

15.2         Withholding Requirements. The amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due to the grant, exercise, or vesting of an Award must be submitted in such amounts and at such time as specified in the applicable Award Agreement:

(a)          by payment to the Company of the amount of such withholding obligation by cash, wire transfer, certified check or bank draft;

(b)          through either (i) the retention by the Company of a number of Shares out of the Shares being acquired through the Award or (ii) the delivery of unrestricted Shares owned by Participant for more than six (6) months (or such shorter or longer period as is necessary to avoid a charge to earnings on the Company’s financial statements) and having a Fair Market Value equal to the minimum withholding obligation or that otherwise meet the conditions established by the Company to avoid adverse accounting consequences (as determined by the Company); or

(c)          pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from such Participant’s regular wages the amount of such withholding tax obligation.

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If Participant elects to use and the Plan Administrator permits either method described in subsection 15.2(b) herein in full or partial satisfaction of any withholding tax liability resulting from the grant, exercise or vesting of an Award hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION 16
COMPLIANCE WITH SECURITIES AND OTHER LAWS

16.1         Securities Laws. Notwithstanding any other provision of this Plan, the Company shall not be obligated to sell or issue any Shares pursuant to any Award granted under this Plan unless (a) the Shares have been registered under applicable Federal securities law, (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction to the extent necessary to comply with applicable state securities laws, (c) the Shares have been duly listed or quoted on a national securities exchange or automated quotation system of a registered securities association in accordance with the procedures specified thereunder and (d) with respect to Participants subject to Section 16 of the Exchange Act, the Company determines that the Plan, the Award Agreement and the sale or issuance of Shares thereunder, comply with all applicable provisions of Rule 16b-3 of the Exchange Act (or any successor provision thereto). The Plan Administrator may modify or revoke all or any provision of an Award Agreement in order to comply with applicable federal and state securities laws and none of the Company, the Plan Administrator, or any Director, officer, employee, agent or representative thereof will have liability to any Person for refusing to issue, deliver or transfer any Award or any Share issuable in connection with such Award if such refusal is based upon the foregoing provisions of this subsection 16.1.

16.2         Prohibition on Deferred Compensation. Notwithstanding any provision herein to the contrary, any Award issued hereunder that constitutes a deferral of compensation under a “nonqualified deferred compensation plan”, as such term is defined under Section 409A(d)(1) of the Code (or a successor provision thereto), shall be modified or cancelled to comply with the requirements of Section 409A of the Code (or a successor provision thereto) and applicable guidance published in the Internal Revenue Bulletin.

SECTION 17
ADJUSTMENTS TO AWARDS

17.1         Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of Shares available for issuance under the Plan pursuant to subsection 4.1 and available for issuance to an Eligible Person pursuant to subsection 4.2, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company).

17.2         Change in Control. In the event of a Change in Control, unless the Plan Administrator determines otherwise, then with respect to Awards held by Participants whose Continuous Service has not terminated:

(a)          Notice and Acceleration. (i) The Company shall provide each Participant written notice of such Change in Control, (ii) all outstanding Stock Options and Stock Appreciation Rights of such Participant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Shares and Restricted Share Units held by such Participant shall immediately lapse.

(b)          Assumption of Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Plan Administrator determines otherwise, all outstanding Stock Options and Stock Appreciation Rights that are not exercised shall be assumed by, or replaced with comparable options or rights, by the surviving corporation.

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(c)          Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Plan Administrator may take one or both of the following actions: the Plan Administrator may (i) require that Participants surrender their outstanding Stock Options and Stock Appreciation Rights in exchange for a payment by the Company, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Stock Options and Stock Appreciation Rights exceeds the Exercise Price of the Stock Options, or the Fair Market Value of the Stock Appreciation Rights on the Award Date, as applicable, or (ii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

17.3         Termination for Cause. Except to the extent otherwise provided in the applicable Award Agreement(s), in the event Participant’s Continuous Service is terminated for Cause, all outstanding Awards held by such Participant, whether or not vested, shall immediately terminate without consideration to Participant.

17.4         Breach Event. Except to the extent otherwise provided in the applicable Award Agreement(s), upon the earliest occurrence of a Breach Event, all outstanding Awards held by such Participant, whether or not vested, shall immediately terminate without consideration to Participant.

SECTION 18
AMENDMENT AND TERMINATION

18.1         Amendment of Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would (i) impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing; (ii) expand the types of Awards available under the Plan or otherwise materially revise the Plan; or (iii) increase the number of Shares reserved for issuance under the Plan (other than in accordance with an adjustment pursuant to subsection 17.1 hereof), modify the class of Persons eligible to receive Awards under the Plan, or change the identity of the granting company or the Shares issued upon exercise of Incentive Stock Options, unless an amendment under (ii) or (iii) above is approved by the stockholders of the Company within twelve (12) months before or after such amendment. In addition, the Plan Administrator shall be authorized, to the same extent as the Board, to correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

18.2         Amendment of Award. The Plan Administrator may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant’s rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such Participant and (ii) Participant consents in writing.

18.3         Termination of Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award. Absent any action by the Board to terminate or suspend the Plan, the Plan shall automatically terminate on the Expiration Date.

SECTION 19
GENERAL PROVISIONS

19.1         General Assets. The proceeds to be received by the Company upon exercise of any Award or purchase of Shares pursuant to any Award will constitute general assets of the Company and may be used for any proper purposes.

19.2         No Assignment or Alienation. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan, the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award shall be null and void and without effect.

19.3         No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

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19.4         Tax Withholding. The Plan Administrator shall notify each Participant of any tax withholding obligations arising as a result of the grant, exercise or vesting of an Award. As a condition to Participant’s exercise of an Award and, if applicable, the issuance of Shares, Participant must satisfy the applicable withholding obligation as may be required by law in a manner permitted under Section 15.2 hereof.

19.5         No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-Employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Consultant, Director or Employee of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Consultant, Director or Employee of the Company or any Affiliate, or of any Participant.

19.6         Indemnification of Plan Administrator. The Company shall indemnify each present and future member of the Committee or the Board acting in its capacity as Plan Administrator, as well as any officer or employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of the estate of each such member of the Committee or the Board, as well as any employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or employee shall be entitled as a matter of law, contract, or otherwise.

19.7         No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

19.8         No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. If an Award vests or becomes exercisable with respect to a fractional Share, such installment will instead be rounded to the next highest whole number of Shares, except for the final installment, which will be for the balance of the total Shares subject to the Award. If a fractional Share is granted or issuable under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair Market Value of such fractional Share in lieu of any such fractional Share, and any rights with respect to such fractional Share shall be cancelled, terminated and otherwise eliminated.

19.9         Restriction on Repricing. Notwithstanding any provision in this Plan to the contrary, repricing of Stock Options and Stock Appreciation Rights shall not be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option or a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing or canceling a Stock Option or Stock Appreciation Right at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares in exchange for cash, another Stock Option, Stock Appreciation Right, Restricted Shares or other equity award. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

19.10         Clawback of Benefits. Notwithstanding any other provisions in this Plan or an Award Agreement to the contrary, the Company may cancel any Award, require the Participant to reimburse any or all amounts paid pursuant to an Award or under the terms of this Plan, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time.

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19.11         GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

19.12         Qualification of Plan. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

19.13         Unfunded Benefits. Each Award represents an unfunded, unsecured right to receive cash or Shares upon settlement of the Award. The Company shall not be obligated to set aside any amounts or establish a trust for the payment of benefits hereunder, unless otherwise specifically provided herein.

19.14         Compliance within Jurisdiction. Notwithstanding any provision herein to the contrary, this Plan shall not be effective in any jurisdiction, and no Awards shall be granted to residents thereof, unless the Plan has been properly qualified under the applicable securities laws, if any, of such jurisdiction, if such proper qualification is required pursuant to such securities laws, if any.

19.15         Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

19.16         Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

19.17         Gender and Number. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

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APPENDIX B

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
BIO-PATH HOLDINGS, INC.
(a Delaware corporation)

Bio-Path Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.          This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation's Certificate of Incorporation filed with the Secretary of State on December 31, 2014 (the “Certificate of Incorporation”).

2.          The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Certificate of Incorporation and declaring said amendment to be advisable. The amendment amends the Certificate of Incorporation as follows:

Section 4.01 of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“The aggregate number of shares which the Corporation shall have authority to issue is Two Hundred Ten Million (210,000,000), of which Two Hundred Million (200,000,000) shall be designated as Common Stock, par value $0.001 per share ("Common Stock"), and Ten Million (10,000,000) shall be designated as Preferred Stock, par value $0.001 per share ("Preferred Stock").

Effective as of 5:00 p.m., Eastern time on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each [up to 10, as determined by the Board] shares of Common Stock  issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). There shall be no fractional shares issued in connection with the Reverse Stock Split. A holder of record of Common Stock at the Effective Time who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive one full share. Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock ( an “Old Certificate”) that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests described above.”

3.          The requisite stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed as of the date set forth below.

Dated: ____________________	BIO-PATH HOLDINGS, INC.

By:
Name: Peter H. Nielsen
Title: President and Chief Executive Officer

B-1

ANNUAL MEETING OF STOCKHOLDERS OF BIO-PATH HOLDINGS, INC. DECEMBER 21, 2017 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.biopathholdings.com/sec-filings/ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X 1. To elect as directors, to hold office until the 2018 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, the nominees listed below: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: Peter H. Nielsen Heath W. Cleaver Mark P. Colonnese Douglas P. Morris FOR AGAINST ABSTAIN 2. To approve the Company’s 2017 Stock Incentive Plan. 3. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined by the Board. 4. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying Proxy Statement. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BIO-PATH HOLDINGS, INC. PROXY proxy solicited by the Board for the annual meeting of stockholders to be held December 21, 2017 The undersigned hereby appoints Peter H. Nielsen and Douglas P. Morris or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Bio-Path Holdings, Inc. (the “Company”) to be held on December 21, 2017 at 4:00 p.m., Central Standard Time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting. (continued and to be signed on the reverse side.)